Exhibit 10.4

Execution Version

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

dated as of

November 22, 2021

among

JPMORGAN CHASE BANK, N.A.,
as ABL Representative,

JPMORGAN CHASE BANK, N.A.,
as Initial First Lien Term Loan Representative,

ALTER DOMUS (US) LLC,
as Initial Second Lien Term Loan Representative,

JPMORGAN CHASE BANK, N.A.,
as BDK First Lien Term Loan Representative,

ALTER DOMUS (US) LLC,
as BDK Second Lien Term Loan Representative,

FRANCHISE GROUP, INC.,

VALOR ACQUISITION, LLC,

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC

PET SUPPLIES “PLUS”, LLC, and

OTHER BORROWERS FROM TIME TO TIME PARTY HERETO

as Borrowers

and

THE OTHER LOAN PARTIES FROM TIME TO TIME PARTY HERETO

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

AMENDED AND RESTATED Intercreditor Agreement dated as of November 22, 2021 (this “Agreement”), among JPMORGAN CHASE BANK, N.A., in its capacity as agent under the ABL Agreement (as defined below) (in such capacity, with its successors and assigns, and as more specifically defined below, the “ABL Representative”) for the ABL Secured Parties (as defined below), JPMORGAN CHASE BANK, N.A. (“JPMorgan”), in its capacity as collateral agent under the First Lien Term Loan Agreement (as defined below) (in such capacity, with its successors and assigns, and as more specifically defined below, the “Initial First Lien Term Loan Representative”) for the First Lien Term Loan Secured Parties (as defined below), ALTER DOMUS (US) LLC (“Alter Domus”), in its capacity as collateral agent under the Second Lien Term Loan Agreement (as defined below) (in such capacity, with its successors and assigns, and as more specifically defined below, the “Initial Second Lien Term Loan Representative”) for the Second Lien Term Loan Secured Parties (as defined below), JPMorgan, in its capacity as collateral agent under the BDK First Lien Term Loan Agreement (as defined below) (in such capacity, with its successors and assigns, and as more specifically defined below, the “BDK First Lien Term Loan Representative”) for the BDK First Lien Term Loan Secured Parties (as defined below), Alter Domus, in its capacity as collateral agent under the BDK Second Lien Term Loan Agreement (as defined below) (in such capacity, with its successors and assigns, and as more specifically defined below, the “BDK Second Lien Term Loan Representative”) for the BDK Second Lien Term Loan Secured Parties (as defined below), each additional First Lien Term Loan Representative and each additional Second Lien Term Loan Representative that from time to time becomes a party hereto, pursuant to the terms hereof, and acknowledged by each of the Loan Parties (as defined below) party hereto.

WHEREAS, FRANCHISE GROUP, INC., a Delaware corporation (the “Company”), Valor Acquisition, LLC, a Delaware limited liability company, Franchise Group Newco Intermediate AF, LLC, a Delaware limited liability company, Pet Supplies “Plus”, LLC, a Delaware limited liability company, and certain Subsidiaries of each of the foregoing (together with the Company, the “Borrowers”), the other Loan Parties from time to time party thereto, the ABL Representative and certain financial institutions and other entities from time to time party thereto, are parties to that certain Third Amended and Restated Loan and Security Agreement dated as of March 10, 2021 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of the date hereof, the “Initial ABL Agreement”), pursuant to which such financial institutions and other entities have agreed to make revolving loans and extend other financial accommodations to the Borrowers, and such revolving loans and other financial accommodations are guaranteed by certain of the Loan Parties;

WHEREAS, the Company, the other Borrowers from time to time party thereto, the other Loan Parties from time to time party thereto, the Initial First Lien Term Loan Representative, JPMorgan, as administrative agent, and certain financial institutions and other entities are parties to the First Lien Credit Agreement dated as of March 10, 2021 (as amended by that certain First Amendment to First Lien Credit Agreement, dated as of the date hereof, the “Initial First Lien Term Loan Agreement”), pursuant to which such financial institutions and other entities have agreed to make term loans to the Borrowers, and such term loans are guaranteed by certain of the Loan Parties;

WHEREAS, the Company, the other Borrowers from time to time party thereto, the other Loan Parties from time to time party thereto, the Initial Second Lien Term Loan Representative, Alter Domus, as administrative agent, and certain financial institutions and other entities are parties to the Second Lien Credit Agreement dated as of March 10, 2021 (as amended by that certain First Amendment to Second Lien Credit Agreement, dated as of the date hereof, the “Initial Second Lien Term Loan Agreement”), pursuant to which such financial institutions and other entities have agreed to make term loans to the Borrowers, and such term loans are guaranteed by certain of the Loan Parties;

WHEREAS, the ABL Representative, the Initial First Lien Term Loan Representative and the Initial Second Lien Term Loan Representative entered into that certain Intercreditor Agreement, dated as of March 10, 2021 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Original Intercreditor Agreement”), which Original Intercreditor Agreement was acknowledged by certain of the Loan Parties;

WHEREAS, the Company, the other Borrowers from time to time party thereto, the other Loan Parties from time to time party thereto, the BDK First Lien Term Loan Representative, JPMorgan, as administrative agent, and certain financial institutions and other entities are parties to the First Lien Credit Agreement dated as of the date hereof (the “BDK First Lien Term Loan Agreement”), pursuant to which such financial institutions and other entities have agreed to make term loans to the Borrowers, and such term loans are guaranteed by certain of the Loan Parties;

WHEREAS, the Company, the other Borrowers from time to time party thereto, the other Loan Parties from time to time party thereto, the BDK Second Lien Term Loan Representative, Alter Domus, as administrative agent, and certain financial institutions and other entities are parties to the Second Lien Credit Agreement dated as of the date hereof (the “BDK Second Lien Term Loan Agreement”), pursuant to which such financial institutions and other entities have agreed to make term loans to the Borrowers, and such term loans are guaranteed by certain of the Loan Parties;

WHEREAS, the Loan Parties (other than, until the occurrence of the BDK Joinder Date (as defined below), Badcock) have granted to the ABL Representative security interests in the ABL Collateral as security for payment and performance of the ABL Obligations;

WHEREAS, the Loan Parties have granted to the Initial First Lien Term Loan Representative security interests in the Term Loan Collateral as security for payment and performance of the Initial First Lien Term Loan Obligations;

WHEREAS, the Loan Parties have granted to the Initial Second Lien Term Loan Representative security interests in the Term Loan Collateral as security for payment and performance of the Initial Second Lien Term Loan Obligations;

WHEREAS, the Loan Parties have granted to the BDK First Lien Term Loan Representative security interests in the Term Loan Collateral as security for payment and performance of the BDK First Lien Term Loan Obligations;

WHEREAS, the Loan Parties have granted to the BDK Second Lien Term Loan Representative security interests in the Term Loan Collateral as security for payment and performance of the BDK Second Lien Term Loan Obligations; and

WHEREAS, in connection with the foregoing, on the date hereof, the Initial First Lien Term Loan Representative, the Initial Second Lien Term Loan Representative, the BDK First Lien Term Loan Representative, the BDK Second Lien Term Loan Representative and, by their acknowledgment, each Loan Party, together with each additional First Lien Term Loan Representative and Second Lien Term Loan Representative that from time to time becomes a party thereto, have entered into an Amended and Restated First Lien/Second Lien Intercreditor Agreement dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Initial 1L/2L Intercreditor Agreement”) which sets forth, as among the Term Loan Secured Parties, among other things, their respective rights and remedies with respect to the Term Loan Collateral.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

Section 1.    Definitions; Rules of Construction.

Section 1.1            UCC Definitions. The following terms which are defined in the Uniform Commercial Code are used herein as so defined (and if defined in more than one Article of the Uniform Commercial Code, shall have the meaning given to such term in Article 9 thereof): Accounts, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Equipment, Fixtures, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit, Letter of Credit Rights, Payment Intangibles, Records and Supporting Obligations.

Section 1.2            Defined Terms. The following terms, as used herein, have the following meanings:

“1L/2L Intercreditor Agreement” means (a) the Initial 1L/2L Intercreditor Agreement and (b) any other agreement or agreements (other than this Agreement, the First Lien Term Loan Pari Passu Intercreditor Agreement and the Second Lien Term Loan Pari Passu Intercreditor Agreement) among the First Lien Term Loan Representatives and the Second Lien Term Loan Representatives that defines the relative rights and priorities as among the First Lien Term Loan Representatives and the First Lien Term Loan Secured Parties, on the one hand, and the Second Lien Term Loan Representatives and the Second Lien Term Loan Secured Parties, on the other hand, with respect to the Term Loan Collateral. For the avoidance of doubt, the Badcock Intercreditor Agreement (as defined in the Initial First Lien Term Loan Agreement, the Initial Second Lien Term Loan Agreement, the BDK First Lien Term Loan Agreement and the BDK Second Lien Term Loan Agreement) shall not constitute a “1L/2L Intercreditor Agreement”.

“ABL Agreement” means the collective reference to (a) the Initial ABL Agreement, (b) any Additional ABL Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Initial ABL Agreement (regardless of whether such replacement, refunding or refinancing is a “working capital” facility, asset-based facility or otherwise), any Additional ABL Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not an ABL Agreement hereunder (a “Replacement ABL Agreement”) in each case, in accordance with and subject to the terms hereof. Any reference to the ABL Agreement hereunder shall be deemed a reference to any ABL Agreement then extant.

“ABL Banking Services Obligations” means, with respect to any Loan Party and its Subsidiaries, any obligations of such Loan Party or Subsidiary owed to any ABL Secured Party (or any of its affiliates) in respect of treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts, any direct debit scheme or arrangement, cash pooling services and interstate depository network services), credit card services, stored value card services or other cash management services, to the extent secured by an ABL Lien on ABL Collateral.

“ABL Borrowing Base” means, as of any date of determination thereof, the “Aggregate Borrowing Base” as defined in the ABL Agreement as reflected on the most recent borrowing base certificate received by the ABL Representative pursuant to the ABL Agreement.

“ABL Cap Amount” means, at any time a Second Lien Term Loan Agreement is then extant, an amount equal to the amount permitted under Section 6.01(a)(xxxi) of the Initial Second Lien Term Loan Agreement as in effect on the date of this Agreement (or any equivalent section under any other Second Lien Term Loan Agreement as in effect on the date such other Second Lien Term Loan Agreement is originally entered into).

“ABL Collateral” means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted at any time to any ABL Secured Party as security for any ABL Obligation. Prior to the BDK Joinder Date and solely for purposes of this Agreement, (a) ABL Collateral shall not include any BDK Assets and (b) the ABL Creditors shall have no rights or claims in or to any BDK Assets.

“ABL Creditors” means, collectively, the “Lenders” and the other “Secured Parties”, each as defined in the ABL Agreement or the other ABL Documents.

“ABL Declined Lien” has the meaning set forth in Section 2.4(a).

“ABL DIP Financing” has the meaning set forth in Section 5.2(a).

“ABL DIP Financing Conditions” means (a) each Term Loan Representative retains a Lien on the Collateral to secure its respective Term Loan Obligations (including proceeds thereof arising after the commencement of an Insolvency Proceeding subject to section 552 of the Bankruptcy Code or similar insolvency law) with the same priority as existed prior to the commencement of the Insolvency Proceeding subject to the relative priorities set forth in Section 2, and to the Lien securing the ABL DIP Financing, (b) each Term Loan Representative receives a replacement Lien to secure its respective Term Loan Obligations on post-petition assets to the same extent granted to the lenders providing the ABL DIP Financing (subject to the relative priorities set forth in Section 2 and to the Lien securing the ABL DIP Financing), (c) the aggregate principal amount of the ABL DIP Financing plus the aggregate outstanding principal amount of ABL Obligations under the ABL Documents does not exceed the ABL Cap Amount and (d) any such ABL DIP Financing does not (i) compel any Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in such documentation or order, provided, the foregoing condition does not prohibit the inclusion of customary milestones for dates by which the plan and disclosure statements must be approved, or (ii) expressly require the liquidation of all or substantially all of the Collateral prior to a default under the ABL DIP Financing documentation or cash collateral order, as applicable, provided, that the foregoing condition does not prohibit the inclusion of customary milestones for the sale of all or substantially all of the Collateral as a going concern.

“ABL Documents” means the ABL Agreement, each ABL Security Document, each ABL Guarantee and each other “Financing Agreement” as defined in the ABL Agreement.

“ABL Excess Amount” has the meaning assigned to such term in the definition of “ABL Obligations”.

“ABL Guarantee” means any guarantee by any Loan Party of any or all of the ABL Obligations.

“ABL Hedge Obligations” has the meaning assigned to “Hedge Obligations” in the ABL Agreement.

“ABL Insurance Priority Collateral” means any insurance proceeds of any of the items referred to in clauses (a) – (h) of the definition of ABL Priority Collateral.

“ABL Lien” means any Lien created by the ABL Security Documents.

“ABL Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the ABL Agreement or any ABL DIP Financing by the ABL Creditors, (b) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the ABL Agreement or any ABL DIP Financing, (c) subject to Section 8.4, all ABL Hedge Obligations, (d) subject to Section 8.4, all ABL Banking Services Obligations and (e) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the ABL Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any ABL Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the relevant Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred. Notwithstanding the foregoing or any other provision of this Agreement, if the sum of the ABL Obligations consisting of, without duplication, (i) the principal amount of loans under the Initial ABL Agreement, any Additional ABL Agreements and the other ABL Documents, or under any ABL DIP Financing, and (ii) the aggregate face amount of all outstanding letters of credit issued or deemed issued under, or otherwise secured under, the Initial ABL Agreement, any Additional ABL Agreements and the other ABL Documents, or under any ABL DIP Financing (all such ABL Obligations described in clauses (i) and (ii) above being collectively referred to herein as the “Capped ABL Obligations”), exceeds the ABL Cap Amount, then the portion of the Capped ABL Obligations exceeding the ABL Cap Amount (such portion being referred to herein as the “ABL Excess Amount”), and all interest, premiums, reimbursement obligations and other amounts accruing on or directly attributable to such ABL Excess Amount, shall be secured by the ABL Security Documents but shall not constitute “ABL Obligations” for all purposes of this Agreement. For avoidance of doubt, ABL Hedge Obligations and ABL Banking Services Obligations shall not be subject to the ABL Cap Amount.

“ABL Obligations Payment Date” means the first date on which (a) the ABL Obligations (other than those that constitute Unasserted Contingent Obligations and the cash collateralization of all such applicable ABL Hedge Obligations and ABL Bank Product Obligations on terms satisfactory to each applicable counterparty (or the making of other arrangements satisfactory to the applicable counterparty)) have been paid in cash in full (or cash collateralized or defeased in accordance with the terms of the ABL Documents), (b) all commitments to extend credit under the ABL Documents have been terminated, (c) all Hedge Obligations and Banking Services Obligations secured by the ABL Documents have been terminated (or such other arrangements satisfactory to the ABL Secured Parties counterparties thereto have been made), (d) there are no outstanding letters of credit or similar instruments issued under the ABL Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the ABL Documents), and (e) so long as the Term Loan Obligations Payment Date shall not have occurred, the ABL Representative has delivered a written notice to the Designated Term Loan Representative stating that the events described in clauses (a), (b), (c) and (d) have occurred to the satisfaction of the ABL Secured Parties.

“ABL Priority Collateral” means all now owned or hereafter acquired ABL Collateral consisting of the following:

(a)               all Accounts (including all Franchisee Receivables) and all credit card receivables, but excluding Accounts which constitute Term Loan Priority Collateral or are Proceeds thereof or arise from the sale, lease, license, assignment or other disposition of Term Loan Priority Collateral;

(b)               all Inventory;

(c)               all Specified ABL Priority Collateral;

(d)               all Deposit Accounts with any bank or other financial institution (including all cash, cash equivalents, financial assets, negotiable instruments and other evidence of payment, and other funds on deposit therein or credit thereto, other than, in each case, to the extent constituting Proceeds of Term Loan Priority Collateral);

(e)               all Securities Accounts with any securities intermediary (including all Investment Property held therein or credited thereto, other than, in each case, to the extent constituting Proceeds of Term Loan Priority Collateral);

(f)                all Commodity Accounts with any commodities intermediary (including any and all commodity contracts and all funds and other property held therein or credited thereto, other than, in each case, to the extent constituting Proceeds of Term Loan Priority Collateral);

(g)               [reserved];

(h)               all accessions to, substitutions for and replacements of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records and any General Intangibles at any time evidencing or arising from any of the foregoing, in each case with respect to the items referred to in the preceding clauses (a) - (g) provided that the Term Loan Representative shall be entitled to a copy of all such books, records and information described in this clause (h); and

(i)                 all Proceeds, including without limitation, all insurance proceeds (excluding insurance proceeds described in clause (i) of the definition of Term Loan Priority Collateral), Supporting Obligations and products of any and all of the foregoing items referred to in the preceding clauses (a) – (h) and all collateral security and guarantees given by any Person with respect to any of the foregoing items referred to in the preceding clauses (a) – (h);

provided, however, that, any Collateral, regardless of type, received in exchange for ABL Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the ABL Agreement and this Agreement shall be treated as ABL Priority Collateral under this Agreement, the Term Loan Security Documents and the ABL Security Documents; provided, further, that any Collateral of the type that constitutes ABL Priority Collateral, if received in exchange for Term Loan Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the Term Loan Agreement and this Agreement, shall be treated as Term Loan Priority Collateral under this Agreement, the Term Loan Security Documents and the ABL Security Documents; provided, further, that ABL Priority Collateral shall exclude, however, all Term Loan Priority Collateral (other than Term Loan Priority Collateral which is treated as ABL Priority Collateral as set forth in the first proviso above), it being understood and agreed that the ABL Secured Parties remain entitled to the benefit of their junior priority Lien in any such Collateral; and, provided, further, however, that “ABL Priority Collateral” shall include proceeds from the disposition of any Term Loan Priority Collateral permitted by the ABL Agreement and the Term Loan Agreements to the extent such proceeds are used to acquire Collateral that would otherwise constitute ABL Priority Collateral and are not required to be applied to the mandatory prepayment of the Term Loan Obligations pursuant to the Term Loan Documents, unless such proceeds either (a) arise from a disposition of Term Loan Priority Collateral resulting from any Enforcement Action taken by the Term Loan Secured Parties permitted by this Agreement or (b) are deposited in a segregated cash collateral account with the relevant Term Loan Representative to the extent required by the relevant Term Loan Documents.

“ABL Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement ABL Agreement, the ABL Representative shall be the Person identified as administrative agent or other representative in such Replacement ABL Agreement.

“ABL Secured Parties” means the ABL Representative, the ABL Creditors and any other holders of the ABL Obligations.

“ABL Security Documents” means the “Collateral Documents” as defined in the ABL Agreement, and any other documents that are designated under the ABL Agreement as “ABL Security Documents” for purposes of this Agreement.

“ABL Standstill Period” has the meaning assigned such term in Section 3.2.

“Access Period” means, with respect to any Real Property or Equipment constituting Term Loan Priority Collateral, the period, following the commencement of any Enforcement Action, which begins on the earlier of (a) the day on which the ABL Representative provides the Designated Term Loan Representative with written notice of its election to request access to such Real Property or Equipment constituting Term Loan Priority Collateral pursuant to Section 3.4(c) and (b) the date on which the ABL Representative receives written notice from the Designated Term Loan Representative that the Designated Term Loan Representative (or its agent) has obtained possession or control of such Real Property or Equipment constituting Term Loan Priority Collateral or has, through the exercise of remedies or otherwise, sold or otherwise transferred such Real Property or Equipment constituting Term Loan Priority Collateral to any third party purchaser or transferee, and ends on the earliest of (i) the day which is 90 days after such date (the “Initial Access Date”) plus such number of days, if any, after the Initial Access Date that it is stayed or otherwise prohibited from exercising remedies with respect to associated ABL Priority Collateral, (ii) the date on which all or substantially all of the ABL Priority Collateral associated with such Real Property or Equipment constituting Term Loan Priority Collateral is sold, collected or liquidated, (iii) the ABL Obligations Payment Date and (iv) the date on which the default which resulted in such Enforcement Action has been cured to the satisfaction of the ABL Representative or waived in writing.

“Additional ABL Agreement” means any agreement approved for designation as such by the ABL Representative and the Designated Term Loan Representative.

“Additional Debt” has the meaning set forth in Section 10.5(c).

“Additional First Lien Term Banking Services Obligations” of any Loan Party means, with respect to any Series of Additional First Lien Term Loan Obligations, any obligations of such Loan Party or Subsidiary owed to any Additional First Lien Term Loan Secured Party (or any of its affiliates) in respect of treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts, any direct debit scheme or arrangement, cash pooling services and interstate depository network services), credit card services, stored value card services or other cash management services, to the extent secured by a First Lien Term Loan Lien on Term Loan Collateral under Additional First Lien Term Loan Documents of such Series.

“Additional First Lien Term Hedge Obligations” of any Loan Party means, with respect to any Series of Additional First Lien Term Loan Obligations, any obligation of such Loan Party pursuant to any Swap Contract entered into by such Loan Party with a counterparty as permitted under and secured by a First Lien Term Loan Lien on Term Loan Collateral under the Additional First Lien Term Loan Documents of such Series.

“Additional First Lien Term Loan Agreement” means (a) the BDK First Lien Term Loan Agreement and (b) any other agreement approved for designation as such by the ABL Representative and the Designated Term Loan Representative.

“Additional First Lien Term Loan Creditors” means, with respect to any Series of Additional First Lien Term Loan Debt, the “Lenders” and the “Secured Parties” (or any similar terms), each as defined in the Additional First Lien Term Loan Agreement or the other Additional First Lien Term Loan Documents of such Series.

“Additional First Lien Term Loan Debt” means Additional Term Loan Debt that constitutes “Additional First Lien Debt” as defined in the 1L/2L Intercreditor Agreement.

“Additional First Lien Term Loan Documents” means, with respect to any Series of Additional First Lien Term Debt, each Additional First Lien Term Loan Agreement of such Series and each other “Loan Document” (or any similar term) as defined in such Additional First Lien Term Loan Agreement.

“Additional First Lien Term Loan Obligations” means, with respect to any Series of Additional First Lien Term Loan Debt, (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Additional First Lien Term Loan Agreement of such Series or any Term Loan DIP Financing by the Additional First Lien Term Loan Creditors of such Series, (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Additional First Lien Term Loan Documents of such Series, in each case whether or not allowed or allowable in an Insolvency Proceeding, (c) subject to Section 8.4, all Additional First Lien Term Hedge Obligations and (d) subject to Section 8.4, all Additional First Lien Term Banking Services Obligations. To the extent any payment with respect to any Additional First Lien Term Loan Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Additional First Lien Term Loan Representative” has the meaning assigned to such term in the definition of “First Lien Term Loan Representative”.

“Additional Second Lien Term Loan Agreement” means (a) the BDK Second Lien Term Loan Agreement and (b) any other agreement approved for designation as such by the ABL Representative and the First Lien Term Loan Representative.

“Additional Second Lien Term Loan Creditors” means, with respect to any Series of Additional Second Lien Term Loan Debt, the “Lenders” and the “Secured Parties” (or any similar terms), each as defined in the Additional Second Lien Term Loan Agreement or the other Additional Second Lien Term Loan Documents of such Series.

“Additional Second Lien Term Loan Debt” means Additional Term Loan Debt that constitutes “Additional Second Lien Debt” as defined in the 1L/2L Intercreditor Agreement.

“Additional Second Lien Term Loan Documents” means, with respect to any Series of Additional Second Lien Term Loan Debt, each Additional Second Lien Term Loan Agreement of such Series and each other “Loan Document” (or any similar term) as defined in such Additional Second Lien Term Loan Agreement.

“Additional Second Lien Term Loan Obligations” means, with respect to any Series of Additional Second Lien Term Loan Debt, (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Additional Second Lien Term Loan Agreement of such Series or any Term Loan DIP Financing by the Additional Second Lien Term Loan Creditors of such Series and (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Additional Second Lien Term Loan Documents of such Series, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Additional Second Lien Term Loan Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Additional Second Lien Term Loan Representative” has the meaning assigned to such term in the definition of “Second Lien Term Loan Representative”.

“Additional Term Loan Debt” means any Indebtedness and guarantees thereof that is incurred, issued or guaranteed by a Loan Party (other than the Initial Term Loan Debt) which Indebtedness and guarantees are secured, subject to the terms of this Agreement, on a senior-priority basis by liens on substantially all the assets constituting Term Loan Priority Collateral and on a junior-priority basis by liens on substantially all the assets constituting ABL Priority Collateral; provided, however, that with respect to any such Indebtedness incurred after the date hereof (i) such Indebtedness is permitted to be incurred, secured and guaranteed on such basis by each Term Loan Document and ABL Document, (ii) unless already a party with respect to that Series of Additional Term Debt, the Term Loan Representative for the holders of such Indebtedness shall have become party to this Agreement pursuant to, and by satisfying the conditions set forth in, Section 10.5(c) hereof; and (iii) each of the other requirements of Section 10.5(c) shall have been complied with. Additional Term Loan Debt shall include any Registered Equivalent Notes and guarantees thereof by the Loan Parties issued in exchange therefor.

“Ancillary Document” has the meaning set forth in Section 10.14.

“Badcock” means W.S. Badcock Corporation, a Florida corporation.

“Banking Services Obligations” means ABL Banking Services Obligations and First Lien Term Banking Services Obligations.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Bankruptcy Event” means (a) any insolvency or bankruptcy case or proceeding (including any case under the Bankruptcy Code), or any receivership, custodianship, liquidation, reorganization or other similar case or proceeding, relative to any Loan Party, or to the assets of any Loan Party, (b) any liquidation, dissolution, reorganization or winding up of any Loan Party, whether voluntary or involuntary and whether or not involving solvency or bankruptcy, (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Loan Party or (d) any sale, transfer or other disposition of all or substantially all of the assets of any Loan Party in connection with any of the foregoing.

“BDK Assets” means all assets, whether now owned or hereafter acquired by Badcock.

“BDK First Lien Term Banking Services Obligations” of any Loan Party means any obligations of such Loan Party owed to any BDK First Lien Term Loan Secured Party (or any of its affiliates) in respect of treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts, any direct debit scheme or arrangement, cash pooling services and interstate depository network services), credit card services, stored value card services or other cash management services, to the extent secured by a BDK First Lien Term Loan Lien on Term Loan Collateral under the BDK First Lien Term Loan Documents.

“BDK First Lien Term Hedge Obligations” of any Loan Party means any obligation of such Loan Party pursuant to any Swap Contract entered into by such Loan Party with a counterparty as permitted under and secured by a BDK First Lien Term Loan Lien on Term Loan Collateral under the BDK First Lien Term Loan Documents.

“BDK First Lien Term Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“BDK First Lien Term Loan Creditors” means the “Lenders” and the “Secured Parties”, each as defined in the BDK First Lien Term Loan Agreement or the other BDK First Lien Term Loan Documents.

“BDK First Lien Term Loan Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the BDK First Lien Term Loan Documents.

“BDK First Lien Term Loan Documents” means the BDK First Lien Term Loan Agreement and each other “Loan Document” as defined in the BDK First Lien Term Loan Agreement.

“BDK First Lien Term Loan Lien” means any Lien created by the BDK First Lien Term Loan Security Documents.

“BDK First Lien Term Loan Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the BDK First Lien Term Loan Agreement or any Term Loan DIP Financing by the BDK First Lien Term Loan Creditors, (b) all guarantee obligations, indemnities fees, expenses and other amounts payable from time to time pursuant to the BDK First Lien Term Loan Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding, (c) subject to Section 8.4, all BDK First Lien Term Hedge Obligations and (d) subject to Section 8.4, all BDK First Lien Term Banking Services Obligations. To the extent any payment with respect to any BDK First Lien Term Loan Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“BDK First Lien Term Loan Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement First Lien Term Loan Agreement in respect of the BDK First Lien Term Loan Agreement, the BDK First Lien Term Loan Representative shall be the Person identified as such in such Agreement.

“BDK First Lien Term Loan Secured Parties” means the BDK First Lien Term Loan Representative, the BDK First Lien Term Loan Creditors and any other holders of the BDK First Lien Term Loan Obligations.

“BDK First Lien Term Loan Security Documents” means the “Security Documents” (or any similar term) as defined in the BDK First Lien Term Loan Agreement and any documents that are designated under the BDK First Lien Term Loan Agreement as “Term Loan Security Documents” for purposes of this Agreement.

“BDK Joinder Date” has the meaning assigned to the term “Badcock Joinder Date” (or similar term) in the ABL Credit Agreement.

“BDK Second Lien Term Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“BDK Second Lien Term Loan Creditors” means the “Lenders” and the “Secured Parties”, each as defined in the BDK Second Lien Term Loan Agreement or the other BDK Second Lien Term Loan Documents.

“BDK Second Lien Term Loan Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the BDK Second Lien Term Loan Documents.

“BDK Second Lien Term Loan Documents” means the BDK Second Lien Term Loan Agreement and each other “Loan Document” as defined in the BDK Second Lien Term Loan Agreement.

“BDK Second Lien Term Loan Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the BDK Second Lien Term Loan Agreement or any Term Loan DIP Financing by the BDK Second Lien Term Loan Creditors and (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the BDK Second Lien Term Loan Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any BDK Second Lien Term Loan Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“BDK Second Lien Term Loan Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Second Lien Term Loan Agreement in respect of the BDK Second Lien Term Loan Agreement, the BDK Second Lien Term Loan Representative shall be the Person identified as such in such Agreement.

“BDK Second Lien Term Loan Secured Parties” means the BDK Second Lien Term Loan Representative, the BDK Second Lien Term Loan Creditors and any other holders of the BDK Second Lien Term Loan Obligations.

“Borrowers” has the meaning set forth in the recitals to this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed.

“Capped ABL Obligations” has the meaning assigned to such term in the definition of “ABL Obligations”.

“Collateral” means, collectively, all ABL Collateral and all Term Loan Collateral. Prior to the BDK Joinder Date and solely for purposes of this Agreement, (a) Collateral shall not include any BDK Assets and (b) BDK Assets, and the rights of the Term Loan Creditors in respect thereof, shall not be subject to the terms of this Agreement.

“Collateral Due Diligence” means all collateral appraisals, results of field examinations, results of physical inventories and any other tax and lien searches, in each case received by any Representative.

“Common Collateral” means all Collateral that constitutes both ABL Collateral and Term Loan Collateral. Prior to the BDK Joinder Date and solely for purposes of this Agreement, Common Collateral shall not include any BDK Assets.

“Comparable Security Document” means, in relation to any Senior Collateral subject to any Senior Security Document, that Junior Security Document that creates a security interest in the same Senior Collateral, granted by the same Loan Party, as applicable.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Representative” has the meaning set forth in Section 2.6(a).

“Copyright Licenses” means any and all agreements granting any right in, to or under Copyrights (whether a Loan Party is licensee or licensor thereunder).

“Copyrights” means all United States, state and foreign copyrights, including but not limited to copyrights in software and databases, and all “Mask Works” (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, now or hereafter in force, and with respect to any and all of the foregoing: (i) all registrations and applications therefor, (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, (v) all licenses, claims, damages and proceeds of suit arising therefrom, and (vi) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other disposition thereof.

“Designated Term Loan Representative” means (i) at any time prior to the First Lien Term Loan Obligations Payment Date, (x) if there is only one First Lien Term Loan Representative party hereto, such First Lien Term Loan Representative, and (y) where clause (i)(x) does not apply, the First Lien Term Loan Representative designated as the “Applicable Collateral Agent” (or any similar term) pursuant to the First Lien Term Loan Pari Passu Intercreditor Agreement and (ii) at any time after the First Lien Term Loan Obligations Payment Date, (x) if there is only one Second Lien Term Loan Representative party hereto, such Second Lien Term Loan Representative, and (y) where clause (ii)(x) does not apply, the Second Lien Term Loan Representative designated as “Applicable Collateral Agent” (or any similar term) pursuant to the Second Lien Term Loan Pari Passu Intercreditor Agreement.

“DIP Financing” means an ABL DIP Financing or a Term Loan DIP Financing, as applicable.

“Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

“Enforcement Action” means, with respect to the ABL Obligations or the Term Loan Obligations, the exercise of any rights and remedies with respect to any Common Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the ABL Documents or the Term Loan Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code, but excluding, so long as no default or event of default under the Senior Documents is continuing, the collection or application of, or the delivery of any activation notice with respect to, funds from time to time on deposit in (a) any Deposit Account, Securities Account or Commodity Account representing ABL Priority Collateral or (b) any Deposit Account, Securities Account or Commodity Account representing Term Loan Priority Collateral.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

“First Lien Term Banking Services Obligations” means the Initial First Lien Term Banking Services Obligations and the Additional First Lien Term Banking Services Obligations.

“First Lien Term Hedge Obligations” means the Initial First Lien Term Hedge Obligations and the Additional First Lien Term Hedge Obligations.

“First Lien Term Loan Agreement” means the collective reference to (a) the Initial First Lien Term Loan Agreement, (b) any Additional First Lien Term Loan Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Initial First Lien Term Loan Agreement, any Additional First Lien Term Loan Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a First Lien Term Loan Agreement hereunder (a “Replacement First Lien Term Loan Agreement”), in each case, in accordance with and subject to the terms hereof. Any reference to the First Lien Term Loan Agreement hereunder shall be deemed a reference to any First Lien Term Loan Agreement then extant.

“First Lien Term Loan Collateral” means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted at any time to any First Lien Term Loan Secured Party as security for any First Lien Term Loan Obligation.

“First Lien Term Loan Creditors” means the Initial First Lien Term Loan Creditors and the Additional First Lien Term Loan Creditors.

“First Lien Term Loan Documents” means the Initial First Lien Term Loan Documents and the Additional First Lien Term Loan Documents.

“First Lien Term Loan Guarantee” means any guarantee by any Loan Party of any or all of the First Lien Term Loan Obligations.

“First Lien Term Loan Lien” means any Lien created by the First Lien Term Loan Security Documents.

“First Lien Term Loan Obligations” means all Initial First Lien Term Loan Obligations and all Additional First Lien Term Loan Obligations.

“First Lien Term Loan Obligations Payment Date” means the first date on which (a) the First Lien Term Loan Obligations (other than those that constitute Unasserted Contingent Obligations and the cash collateralization of all such applicable First Lien Term Hedge Obligations and First Lien Term Bank Product Obligations on terms satisfactory to each applicable counterparty (or the making of other arrangements satisfactory to the applicable counterparty)) have been paid in cash in full, (b) all commitments to extend credit under the First Lien Term Loan Documents have been terminated, and (c) so long as the ABL Obligations Payment Date shall not have occurred, the First Lien Term Loan Representative has delivered a written notice to the ABL Representative stating that the events described in clauses (a) and (b) have occurred to the satisfaction of the First Lien Term Loan Secured Parties.

“First Lien Term Loan Pari Passu Intercreditor Agreement” means the First Lien Pari Passu Intercreditor Agreement (as defined in the Initial 1L/2L Intercreditor Agreement) or any other agreement or agreements (other than this Agreement and the 1L/2L Intercreditor Agreement) among the First Lien Term Loan Representatives that defines the relative rights and priorities as among the First Lien Term Loan Representatives and First Lien Term Loan Secured Parties with respect to the Term Loan Collateral.

“First Lien Term Loan Representative” means (a) in the case of the Initial First Lien Term Loan Obligations or the Initial First Lien Term Loan Secured Parties, the Initial First Lien Term Loan Representative and (b) in the case of any Additional First Lien Term Loan Obligations and the Additional First Lien Term Secured Parties in respect thereof, each collateral or security agent that is named as the First Lien Term Loan Representative in respect of such Additional First Lien Term Loan Obligations in the applicable Joinder Agreement (or in the case of the BDK First Lien Term Loan Obligations or the BDK First Lien Term Loan Claimholders, the BDK First Lien Term Loan Representative (which for all purposes hereof shall be an “Additional First Lien Term Loan Representative”)) (each, an “Additional First Lien Term Loan Representative”).

“First Lien Term Loan Secured Parties” means the Initial First Lien Term Loan Secured Parties and any Additional First Lien Term Loan Secured Parties in respect of Additional First Lien Term Loan Obligations.

“First Lien Term Loan Security Documents” means the “Security Documents” (or any similar term) as defined in any First Lien Term Loan Agreement and any documents that are designated under any First Lien Term Loan Agreement as “Term Loan Security Documents” for purposes of this Agreement.

“Franchise Agreement” means a franchising agreement between any Loan Party or any Subsidiary thereof, as franchisor, and any other Person, as franchisee, pertaining to the establishment and operation of a business with operations comparable to the operations of the Company and its Subsidiaries.

“Franchisee Receivable” shall mean an Account or credit card receivable of a Loan Party owed by an Account Debtor that is a franchisee arising from the sale of Inventory by a Loan Party to such Account Debtor (including any Account or credit card receivable to the extent arising from the sale of Inventory under a Franchise Agreement other than any such Account or credit card receivable (or portion thereof) that consists of fees, royalties, penalties and interest payable under any Franchise Agreement).

“Hedge Obligations” means the ABL Hedge Obligations and the First Lien Term Hedge Obligations.

“Indebtedness” means all indebtedness for borrowed money. For avoidance of doubt, “Indebtedness” shall not include reimbursement or other obligations in respect of letters of credit, Hedge Obligations or other Banking Services Obligations.

“Initial Access Date” has the meaning assigned to such term in the definition of “Access Period”.

“Initial 1L/2L Intercreditor Agreement” has the meaning set forth in the recitals to this Agreement.

“Initial ABL Agreement” has the meaning set forth in the recitals to this Agreement.

“Initial First Lien Term Banking Services Obligations” of any Loan Party means any obligations of such Loan Party owed to any Initial First Lien Term Loan Secured Party (or any of its affiliates) in respect of treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts, any direct debit scheme or arrangement, cash pooling services and interstate depository network services), credit card services, stored value card services or other cash management services, to the extent secured by a First Lien Term Loan Lien on Term Loan Collateral under the Initial First Lien Term Loan Documents.

“Initial First Lien Term Hedge Obligations” of any Loan Party means any obligation of such Loan Party pursuant to any Swap Contract entered into by such Loan Party with a counterparty as permitted under and secured by a First Lien Term Loan Lien on Term Loan Collateral under the Initial First Lien Term Loan Documents.

“Initial First Lien Term Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“Initial First Lien Term Loan Creditors” means the “Lenders” and the “Secured Parties”, each as defined in the Initial First Lien Term Loan Agreement or the other Initial First Lien Term Loan Documents.

“Initial First Lien Term Loan Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial First Lien Term Loan Documents.

“Initial First Lien Term Loan Documents” means the Initial First Lien Term Loan Agreement and each other “Loan Document” as defined in the Initial First Lien Term Loan Agreement.

“Initial First Lien Term Loan Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Initial First Lien Term Loan Agreement or any Term Loan DIP Financing by the Initial First Lien Term Loan Creditors, (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Initial First Lien Term Loan Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding, (c) subject to Section 8.4, all Initial First Lien Term Hedge Obligations and (d) subject to Section 8.4, all Initial First Lien Term Banking Services Obligations. To the extent any payment with respect to any Initial First Lien Term Loan Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Initial First Lien Term Loan Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement First Lien Term Loan Agreement in respect of the Initial First Lien Term Loan Agreement, the Initial First Lien Term Loan Representative shall be the Person identified as such in such Agreement.

“Initial First Lien Term Loan Secured Parties” means the Initial First Lien Term Loan Representative, the Initial First Lien Term Loan Creditors and any other holders of the Initial First Lien Term Loan Obligations.

“Initial Second Lien Term Loan Agreement” has the meaning set forth in the recitals to this Agreement.

“Initial Second Lien Term Loan Creditors” means the “Lenders” and the “Secured Parties”, each as defined in the Initial Second Lien Term Loan Agreement or the other Initial Second Lien Term Loan Documents.

“Initial Second Lien Term Loan Debt” means the Indebtedness and guarantees thereof now or hereafter incurred pursuant to the Initial Second Lien Term Loan Documents.

“Initial Second Lien Term Loan Documents” means the Initial Second Lien Term Loan Agreement and each other “Loan Document” as defined in the Initial Second Lien Term Loan Agreement.

“Initial Second Lien Term Loan Obligations” means (a) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Initial Second Lien Term Loan Agreement or any Term Loan DIP Financing by the Initial Second Lien Term Loan Creditors and (b) all guarantee obligations, indemnities, fees, expenses and other amounts payable from time to time pursuant to the Initial Second Lien Term Loan Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Initial Second Lien Term Loan Obligation (whether by or on behalf of any Loan Party, as Proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any ABL Secured Party, any Term Loan Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the ABL Secured Parties and the Term Loan Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Initial Second Lien Term Loan Representative” has the meaning set forth in the introductory paragraph hereof. In the case of any Replacement Second Lien Term Loan Agreement in respect of the Initial Second Lien Term Loan Agreement, the Initial Second Lien Term Loan Representative shall be the Person identified as such in such Agreement.

“Initial Second Lien Term Loan Secured Parties” means the Initial Second Lien Term Loan Representative, the Initial Second Lien Term Loan Creditors and any other holders of the Initial Second Lien Term Loan Obligations.

“Initial Term Debt” means the Initial First Lien Term Debt and the Initial Second Lien Term Debt.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Intellectual Property” means all intellectual property rights of every kind and nature, including rights in inventions, Patents, Copyrights, Licenses, Trademarks, rights in Trade Secrets, and rights in software, goodwill, customer lists, all rights to sue or otherwise recover for any past, present and future infringement, dilution, misappropriation, or other violation or impairment thereof, and Proceeds of the foregoing, including, without limitation, license fees, royalties, income, payments, claims, damages and proceeds of suit now or hereafter due and/or payable with respect thereto, and all other rights of any kind accruing thereunder or pertaining thereto throughout the world.

“Joinder Agreement” means a supplement to this Agreement (a) in the case of Additional First Lien Term Loan Obligations or Additional Second Lien Term Loan Obligations incurred after the date hereof, in the form of Annex II hereto required to be delivered by the applicable Term Loan Representative to each other then-existing Representative pursuant to Section 10.5(c) hereof in order to include such Additional First Lien Term Loan Obligations in respect thereof for the applicable Additional First Lien Term Secured Parties under such Additional First Lien Term Loan Debt or such Additional Second Lien Term Loan Obligations in respect thereof for the applicable Additional Second Lien Term Secured Parties under such Additional Second Lien Term Loan Debt, as the case may be, or (b) in the case of a Loan Party, in the form of Annex III.

“Junior Collateral” means with respect to any Junior Secured Party, any Collateral on which it has a Junior Lien.

“Junior Documents” means, collectively, with respect to any Junior Obligations, any provision pertaining to such Junior Obligation in any Loan Document or any other document, instrument or certificate evidencing or delivered in connection with such Junior Obligation.

“Junior Liens” means (a) with respect to any ABL Priority Collateral, all Liens securing the Term Loan Obligations and (b) with respect to any Term Loan Priority Collateral, all Liens securing the ABL Obligations.

“Junior Obligations” means (a) with respect to any ABL Priority Collateral, all Term Loan Obligations and (b) with respect to any Term Loan Priority Collateral, all ABL Obligations.

“Junior Representative” means (a) with respect to any ABL Obligations or any ABL Priority Collateral, the Term Loan Representatives and (b) with respect to any Term Loan Obligations or any Term Loan Priority Collateral, the ABL Representative.

“Junior Secured Parties” means (a) with respect to the ABL Priority Collateral, all Term Loan Secured Parties and (b) with respect to the Term Loan Priority Collateral, all ABL Secured Parties.

“Junior Security Documents” means with respect to any Junior Secured Party, the Security Documents that secure the Junior Obligations.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, deed to secure debt, lien, pledge, hypothecation, assignment, assignation, debenture, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Lien Priority” means with respect to any Lien of the ABL Representative or any Term Loan Representative in the Common Collateral, the order of priority of such Lien specified in Section 2.1.

“Loan Documents” means, collectively, the ABL Documents and the Term Loan Documents.

“Loan Party” means any Borrower and each direct or indirect affiliate or shareholder (or equivalent) of any Borrower or any of its affiliates that is now or hereafter guarantees or becomes a party to any ABL Document or any Term Loan Document, as applicable. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding. For the avoidance of doubt, Badcock shall not constitute a “Loan Party” with respect to the ABL Agreement or any other ABL Document until such time as the BDK Joinder Date has occurred.

“Patent License” means all agreements granting any right in, to, or under Patents (whether any Loan Party is licensee or licensor thereunder).

“Patents” means all United States and foreign patents and certificates of invention, or similar industrial property rights, now or hereafter in force, and with respect to any and all of the foregoing, (i) all applications therefor, (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other disposition thereof.

“Payment Default” means the failure to pay, when due, any obligations with respect to the Senior Obligations (including non-payment following acceleration or maturity of the Senior Obligations) after the expiration of any period of grace or notice, if any.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency Proceeding (or would accrue but for the commencement of an Insolvency Proceeding), whether or not allowed or allowable in any such Insolvency Proceeding.

“Priority Collateral” means the ABL Priority Collateral or the Term Loan Priority Collateral, as applicable.

“Proceeds” means (a) all “proceeds,” as defined in Article 9 of the Uniform Commercial Code, with respect to the Common Collateral, and (b) whatever is recoverable or recovered when any Common Collateral is sold, exchanged, collected, or disposed of, whether voluntarily or involuntarily.

“Protective Advances” means any loan or other extension of credit (including any intentional overadvance) which the ABL Representative in its reasonable business judgment under the ABL Agreement determines to be reasonably necessary or desirable to, directly or indirectly, (a) maintain, protect or preserve the value of the Collateral and/or the ABL Representative’s rights therein as determined in the discretion of the ABL Representative, including to preserve the Loan Parties’ business assets and infrastructure (such as the payment of insurance premiums, taxes, necessary suppliers, rent and payroll), (b) commence an Enforcement Action, (c) fund an orderly liquidation or wind-down of the Loan Parties’ assets or business or an Insolvency Proceeding (whether or not occurring prior to or after the commencement of an Insolvency Proceeding), (d) enhance the likelihood, or maximize, the repayment of the ABL Obligations, or (e) pay any other amount chargeable to or required to be paid by the Loan Parties to the ABL Representative or ABL Secured Parties, or which if unpaid could reasonably be expected to result in a Lien having priority over the Liens of the ABL Representative or otherwise adversely affect the ability of the ABL Representative to realize upon the Collateral.

“Real Property” means any right, title or interest in and to real property, including any fee interest, leasehold interest, easement, or license and any other right to use or occupy real property, including any right arising by contract.

“Recovery” has the meaning set forth in Section 5.5.

“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act of 1933, substantially identical notes (having the same guarantees and substantially the same collateral provisions) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Related Parties” means, with respect to any specified Person, such Person’s affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s affiliates.

“Replacement ABL Agreement” has the meaning set forth in the definition of “ABL Agreement.”

“Replacement First Lien Term Loan Agreement” has the meaning set forth in the definition of “First Lien Term Loan Agreement.”

“Replacement Second Lien Term Loan Agreement” has the meaning set forth in the definition of “Second Lien Term Loan Agreement.”

“Representative” means the ABL Representative or any Term Loan Representative, as applicable.

“Second Lien Term Loan Agreement” means the collective reference to (a) the Initial Second Lien Term Loan Agreement, (b) any Additional Second Lien Term Loan Agreement and (c) any other credit agreement, loan agreement, note agreement, promissory note, indenture or other agreement or instrument evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred to extend, replace, refinance or refund in whole or in part the indebtedness and other obligations outstanding under the Initial Second Lien Term Loan Agreement, any Additional Second Lien Term Loan Agreement or any other agreement or instrument referred to in this clause (c) unless such agreement or instrument expressly provides that it is not intended to be and is not a Second Lien Term Loan Agreement hereunder (a “Replacement Second Lien Term Loan Agreement”), in each case, in accordance with and subject to the terms hereof. Any reference to the Second Lien Term Loan Agreement hereunder shall be deemed a reference to any Second Lien Term Loan Agreement then extant.

“Second Lien Term Loan Collateral” means all assets, whether now owned or hereafter acquired by any Loan Party, in which a Lien is granted or purported to be granted at any time to any Second Lien Term Loan Secured Party as security for any Second Lien Term Loan Obligation.

“Second Lien Term Loan Creditors” means the Initial Second Lien Term Loan Creditors and/or the Additional Second Lien Term Loan Creditors, as the context requires.

“Second Lien Term Loan Documents” means the Initial Second Lien Term Loan Documents and the Additional Second Lien Term Loan Documents.

“Second Lien Term Loan Guarantee” means any guarantee by any Loan Party of any or all of the Second Lien Term Loan Obligations.

“Second Lien Term Loan Lien” means any Lien created by the Second Lien Term Loan Security Documents.

“Second Lien Term Loan Obligations” means the Initial Second Lien Term Loan Obligations and the Additional Second Lien Term Loan Obligations.

“Second Lien Term Loan Obligations Payment Date” means the first date on which (a) the Second Lien Term Loan Obligations (other than those that constitute Unasserted Contingent Obligations) have been paid in cash in full, (b) all commitments to extend credit under the Second Lien Term Loan Documents have been terminated, and (c) so long as the ABL Obligations Payment Date shall not have occurred, the Second Lien Term Loan Representative has delivered a written notice to the ABL Representative stating that the events described in clauses (a) and (b) have occurred to the satisfaction of the Second Lien Term Loan Secured Parties.

“Second Lien Term Loan Pari Passu Intercreditor Agreement” means the Second Lien Pari Passu Intercreditor Agreement (as defined in the Initial 1L/2L Intercreditor Agreement) or any other agreement or agreements (other than this Agreement and the 1L/2L Intercreditor Agreement) among the Second Lien Term Loan Representatives that defines the relative rights and priorities as among the Second Lien Term Loan Representatives and Second Lien Term Loan Secured Parties with respect to the Term Loan Collateral.

“Second Lien Term Loan Representative” means (a) in the case of the Initial Second Lien Term Loan Obligations or the Initial Second Lien Term Loan Secured Parties, the Initial Second Lien Term Loan Representative and (b) in the case of any Additional Second Lien Term Loan Obligations and the Additional Second Lien Term Secured Parties in respect thereof, each collateral or security agent that is named as the Second Lien Term Loan Representative in respect of such Additional Second Lien Term Loan Obligations in the applicable Joinder Agreement (or in the case of the BDK Second Lien Term Loan Obligations or the BDK Second Lien Term Loan Claimholders, the BDK Second Lien Term Loan Representative (which for all purposes hereof shall be an “Additional Second Lien Term Loan Representative”)) (each, an “Additional Second Lien Term Loan Representative”).

“Second Lien Term Loan Secured Parties” means the Initial Second Lien Term Loan Secured Parties and the Additional Second Lien Term Loan Secured Parties.

“Second Lien Term Loan Security Documents” means the “Security Documents” (or any similar term) as defined in any Second Lien Term Loan Agreement and any documents that are designated under any Second Lien Term Loan Agreement as “Term Loan Security Documents” for purposes of this Agreement.

“Secured Obligations” means the ABL Obligations, the ABL Excess Amount and the Term Loan Obligations.

“Secured Parties” means the ABL Secured Parties and the Term Loan Secured Parties.

“Security Documents” means, collectively, the ABL Security Documents and the Term Loan Security Documents.

“Senior Collateral” means with respect to any Senior Secured Party, any Collateral on which it has a Senior Lien.

“Senior Documents” means, collectively, with respect to any Senior Obligation, any provision pertaining to such Senior Obligation in any Loan Document or any other document, instrument or certificate evidencing or delivered in connection with such Senior Obligation.

“Senior Liens” means (a) with respect to the ABL Priority Collateral, all Liens securing the ABL Obligations and (b) with respect to the Term Loan Priority Collateral, all Liens securing the Term Loan Obligations.

“Senior Obligations” means (a) with respect to any ABL Priority Collateral, all ABL Obligations and (b) with respect to any Term Loan Priority Collateral, all Term Loan Obligations.

“Senior Obligations Payment Date” means (a) with respect to any ABL Obligations, the ABL Obligations Payment Date and (b) with respect to any Term Loan Obligations, the Term Loan Obligations Payment Date.

“Senior Representative” means (a) with respect to any ABL Priority Collateral, the ABL Representative and (b) with respect to any Term Loan Priority Collateral, the Designated Term Loan Representative.

“Senior Secured Parties” means (a) with respect to the ABL Priority Collateral, all ABL Secured Parties and (b) with respect to the Term Loan Priority Collateral, all Term Loan Secured Parties.

“Senior Security Documents” means with respect to any Senior Secured Party, the Security Documents that secure the Senior Obligations.

“Series” means (a) with respect to any Term Loan Debt, all such Term Debt represented by the same Term Loan Representative acting in the same capacity, and (b) with respect to any Term Loan Obligations, all such obligations secured in connection with the same Series of Term Loan Debt.

“Specified ABL Priority Collateral” means all Letter of Credit Rights, Chattel Paper, Documents, Instruments, Investment Property and General Intangibles evidencing, governing, arising out of or supporting the property described in clauses (a) and (b) of the definition of “ABL Priority Collateral”.

“Specified Term Loan Priority Collateral” means all Letter of Credit Rights, Chattel Paper, Documents, Instruments, Investment Property and General Intangibles evidencing, governing, arising out of or supporting the property described in clause (c) of the definition of “Term Loan Priority Collateral”.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than fifty percent (50%) of the equity or more than fifty percent (50%) of the ordinary voting power or, in the case of a partnership, more than fifty percent (50%) of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent

“Swap Contract” means (a) any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond price or bond index swaps or options for forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including such obligations or liabilities under any Master Agreement.

“Term Declined Lien” has the meaning set forth in Section 2.4(b).

“Term Loan Agreement” means any First Lien Term Loan Agreement and any Second Lien Term Loan Agreement.

“Term Loan Collateral” means the First Lien Term Loan Collateral and the Second Lien Term Loan Collateral. Prior to the BDK Joinder Date and solely for purposes of this Agreement, (a) Term Loan Collateral shall not include any BDK Assets and (b) BDK Assets, and the rights of the Term Loan Creditors in respect thereof, shall not be subject to the terms of this Agreement.

“Term Loan Creditors” means the First Lien Term Loan Creditors and the Second Lien Term Loan Creditors.

“Term Loan DIP Financing” has the meaning set forth in Section 5.2(b).

“Term Loan DIP Financing Conditions” means (a) the ABL Representative retains a Lien on the Collateral to secure the ABL Obligations (including proceeds thereof arising after the commencement of an Insolvency Proceeding subject to section 552 of the Bankruptcy Code or similar insolvency law) with the same priority as existed prior to the commencement of the Insolvency Proceeding subject to the relative priorities set forth in Section 2, and to the Lien securing the Term Loan DIP Financing, (b) the ABL Representative receives a replacement Lien to secure the ABL Obligations on post-petition assets to the same extent granted to the lenders providing the Term Loan DIP Financing (subject to the relative priorities set forth in Section 2 and to the Lien securing the Term Loan DIP Financing) and (c) any such Term Loan DIP Financing does not (i) compel any Loan Party to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in such documentation or order, provided, the foregoing condition does not prohibit the inclusion of customary milestones for dates by which the plan and disclosure statements must be approved, or (ii) expressly require the liquidation of all or substantially all of the Collateral prior to a default under the Term Loan DIP Financing documentation or cash collateral order, as applicable, provided, that the foregoing condition does not prohibit the inclusion of customary milestones for the sale of all or substantially all of the Collateral as a going concern.

“Term Loan Documents” means the First Lien Term Loan Documents and the Second Lien Term Loan Documents.

“Term Loan Guarantee” means any First Lien Term Loan Guarantee and any Second Lien Term Loan Guarantee.

“Term Loan Lien” means any First Lien Term Loan Lien and any Second Lien Term Loan Lien.

“Term Loan Obligations” means the First Lien Term Loan Obligations and the Second Lien Term Loan Obligations.

“Term Loan Obligations Payment Date” means the first date on which both the First Lien Term Loan Obligations Payment Date and the Second Lien Term Loan Obligations Payment Date has occurred.

“Term Loan Priority Collateral” means all now owned or hereafter acquired Collateral consisting of the following:

(a)	all Real Property;

(b)	all Fixtures;

(c)	all Equipment;

(d)	all Specified Term Loan Priority Collateral;

(e)	all Equity Interests of any direct or indirect Subsidiaries of the Company and all other Investment Property (except to the extent ABL Priority Collateral pursuant to clause (e) of the definition of ABL Priority Collateral);

(f)	all Intellectual Property;

(g)	all Franchise Agreements and all Accounts, Payment Intangibles, fees, royalties, penalties and interest payable, or any other rights under, any Franchise Agreement;

(h)	all books and Records relating to the foregoing (including without limitation all books, databases, customer lists, engineer drawings, and Records, whether tangible or electronic which contain any information relating to any of the foregoing);

(i)	all Commercial Tort Claims, business interruption insurance, key man life insurance, representations & warranties insurance policies and tax refunds (except, in each case, to the extent constituting ABL Insurance Priority Collateral);

(j)	all other Collateral, other than the ABL Priority Collateral; and

(k)	all Proceeds (including without limitation, all insurance proceeds), Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that, any Collateral, regardless of type, received in exchange for Term Loan Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the Term Loan Agreement and this Agreement shall be treated as Term Loan Priority Collateral under this Agreement, the Term Loan Security Documents and the ABL Security Documents; provided, further, that any Collateral of the type that constitutes Term Loan Priority Collateral, if received in exchange for ABL Priority Collateral pursuant to an Enforcement Action in accordance with the terms of the ABL Agreement and this Agreement, shall be treated as ABL Priority Collateral under this Agreement, the Term Loan Security Documents and the ABL Security Documents; provided, further, that Term Loan Priority Collateral shall exclude, however, all ABL Priority Collateral (other than ABL Priority Collateral which is treated as Term Loan Priority Collateral as set forth in the first proviso above), it being understood and agreed that the Term Loan Secured Parties remain entitled to the benefit of their junior priority Lien in any such Collateral; and, provided, further, however, that “Term Loan Priority Collateral” shall include Proceeds from the disposition of any ABL Priority Collateral permitted by the ABL Agreement and the Term Loan Agreement to the extent such Proceeds are used to acquire Collateral that would otherwise constitute Term Loan Priority Collateral.

“Term Loan Representative” means the First Lien Term Loan Representative and the Second Lien Term Loan Representative.

“Term Loan Secured Parties” means the First Lien Term Loan Secured Parties and the Second Lien Term Loan Secured Parties.

“Term Loan Security Documents” means the First Lien Term Loan Security Documents and the Second Lien Term Loan Security Documents.

“Term Loan Standstill Period” has the meaning assigned such term in Section 3.2.

“Trade Secret Licenses” means any and all agreements granting any right in or to Trade Secrets (whether a Loan Party is licensee or licensor thereunder).

“Trade Secrets” means all trade secrets and all other confidential or proprietary information and know-how, whether or not reduced to a writing or other tangible form, now or hereafter in force, owned or used in, or contemplated at any time for use in, the business of any Loan Party, including with respect to any and all of the foregoing: (i) all documents and things embodying, incorporating, or referring in any way thereto, (ii) all rights to sue for past, present and future infringement thereof, (iii) all licenses, claims, damages, and proceeds of suit arising therefrom, and (iv) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment, or other dispositions thereof.

“Trademark Licenses” means any and all agreements granting any right in or to Trademarks (whether a Loan Party is licensee or licensor thereunder).

“Trademarks” means all United States, state and foreign trademarks, service marks, certification marks, collective marks, trade names, corporate names, d/b/as, business names, fictitious business names, Internet domain names, trade styles, logos, other source or business identifiers, designs and general intangibles of a like nature, rights of publicity and privacy pertaining to the names, likeness, signature and biographical data of natural persons, now or hereafter in force, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor, (ii) the goodwill of the business symbolized thereby, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringement or dilution thereof or for any injury to goodwill, (v) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vi) all payments and royalties and rights to payments and royalties arising out of the sale, lease, license, assignment or other disposition thereof.

“Unasserted Contingent Obligations” shall mean, at any time, ABL Obligations or Term Loan Obligations, as applicable, for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (a) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any ABL Obligation or Term Loan Obligation, as applicable, and (b) with respect to ABL Obligations, contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no assertion of liability (whether oral or written) and no claim or demand for payment (whether oral or written) has been made (and, in the case of ABL Obligations or Term Loan Obligations, as applicable, for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

Section 1.3            Rules of Construction. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, refinanced, replaced, renewed, extended or otherwise modified (subject to any restrictions on such amendments, restatements, supplements, refinancings, replacements, renewals, extensions or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

Section 2.    Lien Priority.

Section 2.1            Lien Subordination. Notwithstanding the date, manner or order of grant, attachment or perfection of any Junior Lien in respect of any Collateral or of any Senior Lien in respect of any Collateral and notwithstanding any provision of the UCC, any applicable law, any Security Document, any alleged or actual defect or deficiency in any of the foregoing or any other circumstance whatsoever, each Junior Representative, on behalf of each Junior Secured Party represented by it, in respect of such Collateral hereby agrees that:

(a)               any Senior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be and shall remain senior in all respects and prior to any Junior Lien in respect of such Collateral (whether or not such Senior Lien is subordinated to any Lien securing any other obligation); and

(b)               any Junior Lien in respect of such Collateral, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to any Senior Lien in respect of such Collateral;

provided, that notwithstanding anything to the contrary contained in this Agreement, any ABL Liens on any ABL Priority Collateral, insofar as such ABL Liens secure any ABL Excess Amount, shall be junior and subordinate in all respects to all Term Loan Liens on any ABL Priority Collateral.

Section 2.2            Prohibition on Contesting Liens. In respect of any Collateral, each Junior Representative, on behalf of each Junior Secured Party represented by it, in respect of such Collateral agrees that it shall not, and hereby waives any right to:

(a)               contest, or support any other Person in contesting, in any proceeding (including any Insolvency Proceeding), the priority, perfection, validity or enforceability of any Senior Lien on such Collateral; or

(b)               demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or similar right which it may have in respect of such Collateral or the Senior Liens on such Collateral, except to the extent that such rights are expressly granted in this Agreement.

Section 2.3            Nature of Obligations. Each Term Loan Representative on behalf of itself and the other Term Loan Secured Parties that it represents acknowledges that a portion of the ABL Obligations represents debt that is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the ABL Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the ABL Obligations may be increased, extended, renewed, replaced or refinanced, in each event, without notice to or consent by the Term Loan Secured Parties and without affecting the provisions hereof. The ABL Representative on behalf of itself and the other ABL Secured Parties acknowledges that Term Loan Obligations may be extended, renewed, replaced or refinanced without notice to or consent by the ABL Secured Parties and without affecting the provisions hereof. The Lien Priorities provided in Section 2.1 shall not be altered or otherwise affected by any such amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of either the ABL Obligations or the Term Loan Obligations, or any portion thereof.

Section 2.4            No New Liens. (a) Until the ABL Obligations Payment Date, no Term Loan Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any Term Loan Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth in Section 2.1 hereof; provided that this provision will not be violated with respect to any particular ABL Obligations if the ABL Representative is given a reasonable opportunity to accept a Lien on any asset or property and either the Borrower or the ABL Representative states in writing that the ABL Loan Documents in respect thereof prohibit the ABL Representative from accepting a Lien on such asset or the ABL Representative otherwise expressly declines to accept a Lien on such asset (any such prohibited or declined Lien with respect to any particular ABL Obligations, an “ABL Declined Lien”). If any Term Loan Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any Term Loan Obligation which assets are not also subject to the Lien of the ABL Representative under the ABL Documents, subject to the Lien Priority set forth herein other than any ABL Declined Lien, then the relevant Term Loan Representative (or the relevant Term Loan Secured Party) shall, without the need for any further consent of any other Term Loan Secured Party and notwithstanding anything to the contrary in any other Term Loan Document be deemed to also hold and have held such Lien for the benefit of the ABL Representative as security for the ABL Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the ABL Representative in writing of the existence of such Lien.

(b)               Until the Term Loan Obligations Payment Date, no ABL Secured Party shall acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of each Term Loan Representative under the Term Loan Documents, subject to the Lien Priority set forth in Section 2.1 hereof; provided that this provision will not be violated with respect to any particular Series of Term Loan Obligations if the applicable Term Loan Representative is given a reasonable opportunity to accept a Lien on any asset or property and either the Borrower or such Term Loan Representative states in writing that the applicable Term Loan Documents in respect thereof prohibit such Term Loan Representative from accepting a Lien on such asset or the applicable Term Loan Representative otherwise expressly declines to accept a Lien on such asset (any such prohibited or declined Lien with respect to a particular Series of Term Loan Obligations, a “Term Declined Lien”). If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Loan Party securing any ABL Obligation which assets are not also subject to the Lien of each Term Loan Representative under the Term Loan Documents, subject to the Lien Priority set forth herein, other than any Term Declined Lien, then the ABL Representative (or the relevant ABL Secured Party) shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in any other ABL Document be deemed to also hold and have held such lien for the benefit of each Term Loan Representative and the other Term Loan Secured Parties as security for the Term Loan Obligations (subject to the Lien Priority and other terms hereof) and shall promptly notify the Term Loan Representative in writing of the existence of such Lien.

(c)               Until the ABL Obligations Payment Date, the parties hereto agree that (except as may be separately agreed in writing by and between any Term Loan Representative and the ABL Representative, each on behalf of itself and the Secured Parties represented thereby), no Term Loan Secured Party shall knowingly acquire or hold any guarantee of Term Loan Obligations by any Person unless such Person also provides a guarantee of the ABL Obligations; provided that Badcock shall not be required to guarantee the ABL Obligations until the BDK Joinder Date. If any Term Loan Secured Party shall (nonetheless and in breach hereof) acquire or hold any guarantee of the Term Loan Obligations by any Person who does not provide a guarantee of the ABL Obligations, then the relevant Term Loan Representative shall, without the need for any further consent of any other Term Loan Secured Party and notwithstanding anything to the contrary in the Term Loan Documents be deemed to also hold and have held such guarantee for the benefit of the ABL Representative and shall promptly notify the ABL Representative in writing of the existence of such guarantee.

(d)               Until the Term Loan Obligations Payment Date, the parties hereto agree that (except as may be separately agreed in writing by and between any Term Loan Representative and the ABL Representative, each on behalf of itself and the Secured Parties represented thereby), no ABL Secured Party shall knowingly acquire or hold any guarantee of ABL Obligations by any Person unless such Person also provides a guarantee of the Term Loan Obligations. If any ABL Secured Party shall (nonetheless and in breach hereof) acquire or hold any guarantee of the ABL Obligations by any Person who does not provide a guarantee of the Term Loan Obligations, then the ABL Representative shall, without the need for any further consent of any other ABL Secured Party and notwithstanding anything to the contrary in the ABL Documents be deemed to also hold and have held such guarantee for the benefit of each Term Loan Representative and the other Term Loan Secured Parties and shall promptly notify the Designated Term Loan Representative in writing of the existence of such guarantee.

Section 2.5            Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the ABL Security Documents and the Term Loan Security Documents constitute separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Common Collateral, the Term Loan Obligations are fundamentally different from the ABL Obligations and should be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the ABL Secured Parties and the Term Loan Secured Parties in respect of the Common Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then the ABL Secured Parties and the Term Loan Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of ABL Obligation claims and Term Loan Obligation claims against the Loan Parties (with the effect being that, to the extent that the aggregate value of the ABL Priority Collateral or Term Loan Priority Collateral is sufficient (for this purpose ignoring all claims held by the other Secured Parties)), the ABL Secured Parties or the Term Loan Secured Parties, respectively, shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from each pool of Priority Collateral for each of the ABL Secured Parties and the Term Loan Secured Parties, respectively, before any distribution is made in respect of the claims held by the other Secured Parties, with the other Secured Parties hereby acknowledging and agreeing to turn over to the respective other Secured Parties amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.

Section 2.6            Agreements Regarding Actions to Perfect Liens.

(a)               The ABL Representative and each Term Loan Representative hereby acknowledges that, to the extent that it holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the Uniform Commercial Code) over, or is otherwise noted as a lienholder on any certificate of title constituting, Common Collateral pursuant to the ABL Security Documents or the Term Loan Security Documents, as applicable, such possession or control is also for the benefit of each Term Loan Representative and the other Term Loan Secured Parties or the ABL Representative and the other ABL Secured Parties, as applicable, and each agrees to hold or control such Common Collateral as gratuitous bailee and as non-fiduciary agent for the Term Loan Representatives or the ABL Representative, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Section 9-313(c), 9-104, 9-105, 9-106 and 9-107 of the UCC and applicable certificate of title laws), solely for the purpose of perfecting the security interest (including any second-priority or third-priority, as the case may be, security interest) granted under the Term Loan Documents and the ABL Documents, as applicable, subject to the terms and conditions of this Section 2.6 (either the ABL Representative or the relevant Term Loan Representative acting in such capacity as a gratuitous bailee, the “Control Representative”). Nothing in this Section 2.6 shall be construed to impose any duty on the ABL Representative or any Term Loan Representative (or any third party acting on either such Person’s behalf) or create any fiduciary relationship with respect to such Common Collateral or provide any Term Loan Representative, any other Term Loan Secured Party, the ABL Representative or any other ABL Secured Party, as applicable, with any rights with respect to such Common Collateral beyond those specified in this Agreement, the ABL Security Documents and the Term Loan Security Documents, as applicable, provided that subsequent to the occurrence of the ABL Obligations Payment Date, the ABL Representative shall (i) first, if the Term Loan Obligations Payment Date has not occurred, deliver to the Designated Term Loan Representative, at the Loan Parties’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the Term Loan Documents until the Term Loan Obligations Payment Date has occurred and (ii) second, to the extent both the ABL Obligations Payment Date and the Term Loan Obligations Payment Date have occurred, deliver to the Borrowers or direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs; provided, further, that subsequent to the occurrence of the Term Loan Obligations Payment Date, the relevant Term Loan Representative shall (i) first, if the ABL Obligations Payment Date has not occurred, deliver to the ABL Representative, at the Loan Parties’ sole cost and expense, the Common Collateral in its possession or control together with any necessary endorsements to the extent required by the ABL Documents until the ABL Obligations Payment Date has occurred and (ii) second, to the extent both the Term Loan Obligations Payment Date and the ABL Obligations Payment Date have occurred, deliver to the Borrowers or direct and deliver such Common Collateral as a court of competent jurisdiction otherwise directs. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the ABL Secured Parties and the Term Loan Secured Parties and shall not impose on the ABL Secured Parties or the Term Loan Secured Parties any obligations in respect of the disposition of any Common Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

(b)               The ABL Representative hereby agrees that after the ABL Obligations Payment Date and upon the written request of the Designated Term Loan Representative, to the extent that the applicable control agreement is in full force and effect and has not been terminated, the ABL Representative shall continue to act as the Control Representative for each Term Loan Representative (solely for the purpose of perfecting the security interest granted under the Term Loan Documents and at the expense of the Loan Parties) with respect to the deposit account, commodity account or securities account that is the subject of such control agreement, until the earlier to occur of (i) 30 days after the ABL Obligations Payment Date and (ii) the date when a control agreement is executed in favor of the relevant Term Loan Representative with respect to such deposit account, commodity account or securities account. Each Term Loan Representative hereby agrees that after the Term Loan Obligations Payment Date and upon the written request of the ABL Representative, to the extent that the applicable control agreement is in full force and effect and has not been terminated, the relevant Term Loan Representative shall continue to act as the Control Representative for the ABL Representative (solely for the purpose of perfecting the security interest granted under the ABL Documents and at the expense of the Loan Parties) with respect to the deposit account, commodity account or securities account that is the subject of such control agreement, until the earlier to occur of (1) 30 days after the Term Loan Obligations Payment Date and (2) the date when a control agreement is executed in favor of the ABL Representative with respect to such deposit account, commodity account or securities account.

(c)               Until the Term Loan Obligations Payment Date, the ABL Representative agrees that to the extent it is in possession of any Common Collateral constituting Term Loan Priority Collateral, promptly upon the request of the Designated Term Loan Representative at any time prior to the Term Loan Obligations Payment Date, the ABL Representative shall deliver to the Designated Term Loan Representative any such Term Loan Priority Collateral held by it, and shall use commercially reasonable efforts to cause each ABL Secured Party known to it to be holding such Term Loan Priority Collateral to deliver the same to the Designated Term Loan Representative, together with any necessary endorsements without warranty or representation of any kind (or otherwise allow the Designated Term Loan Representative to obtain control of such Term Loan Priority Collateral).

(d)               Until the ABL Obligations Payment Date, each Term Loan Representative agrees that to the extent it is in possession of any Common Collateral constituting ABL Priority Collateral, promptly upon the request of the ABL Representative at any time prior to the ABL Obligations Payment Date, each Term Loan Representative shall deliver to the ABL Representative any such ABL Priority Collateral held by it, and shall use commercially reasonable efforts to cause each Term Loan Secured Party known to it to be holding such ABL Priority Collateral to deliver the same to the ABL Representative, together with any necessary endorsements without warranty or representation of any kind (or otherwise allow the ABL Representative to obtain control of such ABL Priority Collateral).

(e)               The ABL Representative shall have no obligation whatsoever to any Term Loan Representative or any Term Loan Secured Parties to ensure that the Common Collateral is genuine or owned by any Loan Party or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.6. The duties or responsibilities of the ABL Representative under this Section 2.6 shall be limited solely to holding or controlling the Common Collateral as gratuitous bailee and non-fiduciary agent in accordance with this Section 2.6 and delivering the Common Collateral upon the ABL Obligations Payment Date as provided in this Section 2.6. No Term Loan Representative shall have any obligation whatsoever to the ABL Representative or any ABL Secured Party to ensure that the Common Collateral is genuine or owned by any Loan Party or to preserve rights or benefits of any Person except as expressly set forth in this Section 2.6. The duties or responsibilities of each Term Loan Representative under this Section 2.6 shall be limited solely to holding or controlling the Common Collateral as gratuitous bailee and non-fiduciary agent in accordance with this Section 2.6 and delivering the Common Collateral upon the Term Loan Obligations Payment Date as provided in this Section 2.6.

Section 2.7            1L/2L Intercreditor Agreement; Appointment of Designated Term Loan Representative.

(a)               The First Lien Term Loan Representative and the Second Lien Term Loan Representative have entered into the 1L/2L Intercreditor Agreement for purposes of defining the relative rights and priorities of the respective Term Loan Secured Parties (as amongst each other) with respect to the Term Loan Collateral. The 1L/2L Intercreditor Agreement addresses only the relative rights and priorities of the respective Term Loan Secured Parties in the Collateral. The purpose of this Agreement is to define the relative rights and priorities of the ABL Secured Parties and the Term Loan Secured Parties in the Collateral (when treating the Term Loan Secured Parties as a single group solely for purposes of this Agreement). As among the First Lien Term Loan Secured Parties and the Second Lien Term Loan Secured Parties, nothing herein is intended to alter their relative rights and obligations, which shall continue to be governed by the 1L/2L Intercreditor Agreement, or to require that such rights and obligations be treated as a single class in any Insolvency or Liquidation Proceeding.

(b)               Each Term Loan Representative appoints and designates the Designated Term Loan Representative to act as Designated Term Loan Representative hereunder and the Designated Term Loan Representative hereby accepts such appointment. The ABL Representative may treat the Initial First Lien Term Loan Representative as the Designated Term Loan Representative hereunder until the Initial First Lien Term Loan Representative notifies the ABL Representative in writing that another Term Loan Representative has become the Designated Term Loan Representative hereunder. The Designated Term Loan Representative shall exercise (and is hereby authorized and directed by the Term Loan Representatives to exercise on behalf of the Term Loan Representatives and such other Term Loan Secured Parties) all rights and powers under this Agreement as are delegated to the Designated Term Loan Representative by the terms hereof, together with such other rights and powers as are reasonably incidental thereto. The Term Loan Representatives, on behalf of the applicable Term Loan Secured Parties, agree that any action taken by the Designated Term Loan Representative in accordance with the provisions of this Agreement and the 1L/2L Intercreditor Agreement, and the exercise by the Designated Term Loan Representative of any of the powers set forth herein, together with such other powers as are reasonably incidental thereto, is fully authorized by, and shall be completely binding upon, the Term Loan Representatives and the other Term Loan Secured Parties. Without limiting the generality of the foregoing, the Designated Term Loan Representative shall have the sole and exclusive right (A) to provide any notice to (or receive notice from) the ABL Representative for any notice required to be provided to or by the ABL Representative pursuant to this Agreement and (B) to make or receive any transfer or payment of Collateral (or Proceeds thereof) to or from any ABL Representative to the extent required by this Agreement (including, without limitation, pursuant to Sections 4.1 and 4.3).

(c)               In furtherance of the foregoing, except to the extent this Agreement expressly provides otherwise, the ABL Representative shall deal solely and directly with the Designated Term Loan Representative in connection with the ABL Representative’s rights and obligations under this Agreement. For all purposes of this Agreement, (A) the ABL Representative may (i) rely in good faith, as to matters of fact, on any representation of fact made by the Designated Term Loan Representative (without any duty of investigation) and (ii) assume in good faith (without any duty of investigation), and rely upon, the genuineness, due authority, validity, and accuracy of any certificate, instrument, notice, or other document believed by it in good faith to be genuine and presented by the Designated Term Loan Representative, (B) the ABL Representative shall have no obligation to determine whether such certificate, instrument, notice, or other document is issued in compliance with the terms of the 1L/2L Intercreditor Agreement, and (C) in the event the ABL Representative receives any instructions, notices, or demands from a Term Loan Representative that conflicts with any instructions, notices, or demands from a different Term Loan Representative, the ABL Representative (i) may seek clarification from the Designated Term Loan Representative and rely upon the direction of the Designated Term Loan Representative without further inquiry, (ii) may commence an action or proceeding in any court of competent jurisdiction for the purposes of obtaining a declaratory judgment regarding its obligations hereunder, including, without limitation, a determination as to whether any such instructions, notices or demands violate the terms of this Agreement, and (iii) in any event, shall not be liable to any Term Loan Secured Party for any action taken by the ABL Representative in response to such conflicting instructions, notices or demands unless the action taken by the ABL Representative violates the express terms of this Agreement as determined by a court of competent jurisdiction in a final and nonappealable judgment.

(d)               No provision of the 1L/2L Intercreditor Agreement shall limit, modify, or in any way impair the rights of the ABL Representative and the other ABL Secured Parties under this Agreement. Subject to Section 6 hereof, neither the ABL Representative nor the ABL Secured Party shall have any duty of inquiry with respect to the terms of the 1L/2L Intercreditor Agreement or any other Term Loan Documents (other than this Agreement), and when taking any action that may be required by this Agreement or otherwise permitted by the ABL Loan Documents, neither the ABL Representative nor any ABL Secured Party shall have any duty or obligation to determine whether such action complies with any term of the 1L/2L Intercreditor Agreement or any other Term Loan Document (other than this Agreement). Subject to Section 6 hereof, the First Lien Term Loan Representative, the First Lien Term Loan Secured Parties, the Second Lien Term Loan Representative and the Second Lien Term Loan Secured Parties shall not have any duty of inquiry with respect to the terms of any ABL Agreement or any other ABL Loan Documents (other than this Agreement), and when taking any action that may be required by this Agreement or otherwise permitted by the applicable Term Loan Documents, neither the First Lien Term Loan Representative nor the Second Lien Term Loan Representative nor any First Lien Secured Party or any Second Lien Secured Party shall have any duty or obligation to determine whether such action complies with any term of the ABL Loan Documents (other than this Agreement).

Section 3.    Enforcement Rights.

Section 3.1            Exclusive Enforcement. Until the Senior Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, the Senior Secured Parties shall have the exclusive right to take and continue any Enforcement Action (including the right to credit bid their debt except that the Junior Secured Parties shall have the right to credit bid so long as the cash proceeds of such bid cause the Senior Obligations Payment Date to occur upon the closing of such credit bid) with respect to the Senior Collateral, without any consultation with or consent of any Junior Secured Party, but subject to the provisos set forth in Sections 3.2 and 5.7. Upon the occurrence and during the continuance of a default or an event of default under the Senior Documents, the Senior Representative and the other Senior Secured Parties may take and continue any Enforcement Action with respect to the Senior Obligations and the Senior Collateral in such order and manner as they may determine in their sole discretion in accordance with the terms and conditions of the Senior Documents.

Section 3.2            Standstill and Waivers. Each Junior Representative, on behalf of itself and the other Junior Secured Parties, agrees that, until the Senior Obligations Payment Date has occurred, but subject to the proviso set forth in Section 5.7:

(i)                 they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien on any Senior Collateral that secures any Junior Obligation pari passu with or senior to, or to give any Junior Secured Party any preference or priority relative to, the Liens on the Senior Collateral securing the Senior Obligations;

(ii)              they will not contest, oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Senior Collateral by any Senior Secured Party or any other Enforcement Action taken (or any forbearance from taking any Enforcement Action) in respect of the Senior Collateral by or on behalf of any Senior Secured Party;

(iii)            they have no right to (x) direct either the Senior Representative or any other Senior Secured Party to exercise any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents in respect of the Senior Collateral or (y) consent or object to the exercise by the Senior Representative or any other Senior Secured Party of any right, remedy or power with respect to the Senior Collateral or pursuant to the Senior Security Documents with respect to the Senior Collateral or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor in respect of the Senior Collateral or otherwise, they hereby irrevocably waive such right);

(iv)             they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against any Senior Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and no Senior Secured Party shall be liable for, any action taken or omitted to be taken by any Senior Secured Party with respect to the Senior Collateral or pursuant to the Senior Documents in respect of the Senior Collateral;

(v)               they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Senior Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Senior Collateral;

(vi)             they will not seek, and hereby waive any right, to have the Senior Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Senior Collateral;

(vii)          notwithstanding the foregoing but subject to Section 4.1(c), any Term Loan Representative may exercise its rights and remedies in respect of the ABL Priority Collateral under the Term Loan Security Documents or applicable law after the passage of a period of 75 days (the “Term Loan Standstill Period”) from the date of delivery of a notice in writing to the ABL Representative of its intention to exercise such rights and remedies, which notice may only be delivered following the occurrence of and during the continuation of an “Event of Default” under and as defined in the Term Loan Agreement for which it is the Term Loan Representative; provided, however, that, notwithstanding the foregoing, in no event shall any Term Loan Secured Party exercise or continue to exercise any such rights or remedies if, notwithstanding the expiration of the Term Loan Standstill Period, (i) any ABL Secured Party shall have commenced and be diligently pursuing the exercise of any of its rights and remedies with respect to all or a material portion of the ABL Priority Collateral (prompt notice of such exercise to be given to the Designated Term Loan Representative) or (ii) an Insolvency Proceeding in respect of any Loan Party shall have been commenced; and provided, that in any Insolvency Proceeding commenced by or against any Loan Party, the Term Loan Representatives and the Term Loan Secured Parties may take any action expressly permitted by Section 5; and

(viii)        notwithstanding the foregoing but subject to Section 4.1(c), the ABL Representative may exercise its rights and remedies in respect of the Term Priority Collateral under the ABL Security Documents or applicable law after the passage of a period of 75 days (the “ABL Standstill Period”) from the date of delivery of a notice in writing to the Designated Term Loan Representative of its intention to exercise such rights and remedies, which notice may only be delivered following the occurrence of and during the continuation of an “Event of Default” under and as defined in the ABL Agreement; provided, however, that, notwithstanding the foregoing, in no event shall any ABL Secured Party exercise or continue to exercise any such rights or remedies if, notwithstanding the expiration of the ABL Standstill Period, (i) any Term Secured Party shall have commenced and be diligently pursuing the exercise of any of its rights and remedies with respect to all or a material portion of the Term Loan Priority Collateral (prompt notice of such exercise to be given to the ABL Representative) or (ii) an Insolvency Proceeding in respect of any Loan Party shall have been commenced; and provided, that in any Insolvency Proceeding commenced by or against any Loan Party, the ABL Representative and the ABL Secured Parties may take any action expressly permitted by Section 5(ix).

Section 3.3            Judgment Creditors. In the event that any Term Loan Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the ABL Liens and the ABL Obligations) to the same extent as all other Liens securing the Term Loan Obligations are subject to the terms of this Agreement. In the event that any ABL Secured Party becomes a judgment lien creditor in respect of Common Collateral as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Term Loan Liens and the Term Loan Obligations) to the same extent as all other Liens securing the ABL Obligations are subject to the terms of this Agreement.

Section 3.4            Cooperation; Sharing of Information and Access. (a) Each Term Loan Representative, on behalf of itself and the other Term Loan Secured Parties that it represents, agrees that each of them shall take such actions as the ABL Representative shall request in connection with the exercise by the ABL Secured Parties of their rights set forth herein in respect of the ABL Priority Collateral. The ABL Representative, on behalf of itself and the other ABL Secured Parties, agrees that each of them shall take such actions as the Designated Term Loan Representative shall request in connection with the exercise by the Term Loan Secured Parties of their rights set forth herein in respect of the Term Loan Priority Collateral.

(b) In the event that the ABL Representative shall, in the exercise of its rights under the ABL Security Documents or otherwise, receive possession or control of any books and Records of any Loan Party which contain information identifying or pertaining to any of the Term Loan Priority Collateral, the ABL Representative shall promptly notify the Designated Term Loan Representative of such fact and, upon request from the Designated Term Loan Representative and as promptly as practicable thereafter, either make available to the Designated Term Loan Representative such books and Records for inspection and duplication or provide to the Designated Term Loan Representative copies thereof. In the event that any Term Loan Representative shall, in the exercise of its rights under the Term Loan Security Documents or otherwise, receive possession or control of any books and Records of any Loan Party which contain information identifying or pertaining to any of the ABL Priority Collateral, such Term Loan Representative shall promptly notify the ABL Representative Agent of such fact and, upon request from the ABL Representative and as promptly as practicable thereafter, either make available to the ABL Representative such books and Records for inspection and duplication or provide the ABL Representative copies thereof. Each Term Loan Representative hereby irrevocably grants the ABL Representative a non-exclusive worldwide license or right to use, provided such license or right to use shall terminate upon the later of the sale of such Intellectual Property or the 75th day after the ABL Representative starts using such license in connection with marketing any ABL Priority Collateral for sale to the maximum extent permitted by applicable law and to the extent of such Term Loan Representative’s interest therein, exercisable without payment of royalty or other compensation, to use any of the Intellectual Property incorporated in or relating to the ABL Priority Collateral and now or hereafter owned by, licensed to, or otherwise used by the Loan Parties in order for the ABL Representative and the other ABL Secured Parties to purchase, use, market, repossess, possess, store, assemble, manufacture, process, sell, transfer, distribute or otherwise dispose of any asset included in the ABL Priority Collateral in connection with the liquidation, disposition or realization upon the ABL Priority Collateral in accordance with the terms and conditions of the ABL Security Documents and the other ABL Documents. Nothing contained in this Section 3.4 shall restrict the rights of any Term Loan Representative from selling, assigning or otherwise transferring any of the Loan Parties’ Intellectual Property; provided, that each Term Loan Representative agrees that any sale, transfer or other disposition of any of the Loan Parties’ Intellectual Property (whether by foreclosure or otherwise) will be subject to the ABL Representative’s rights as set forth in this Section 3.4. The ABL Representative acknowledges that with respect to the Intellectual Property subject to the foregoing license, any Term Loan Representative or third party purchaser, as owner of such Intellectual Property, shall have such rights of quality control (“quality” being the relevant Loan Party’s standards in effect immediately prior to the ABL Representative’s use of the relevant Intellectual Property) and inspection to the extent reasonably necessary pursuant to applicable law to maintain the validity and enforceability of such Intellectual Property; provided, that if the relevant Term Loan Representative elects to exercise such quality control and/or inspection rights it may retain professionals to do so at the expense of the Loan Parties.

(c)               If any Term Loan Representative, or any agent or representative of any Term Loan Representative, or any receiver, shall, after the commencement of any Enforcement Action, obtain possession or physical control of any of the Term Loan Priority Collateral, the Term Loan Representative shall promptly notify the ABL Representative in writing of that fact, and the ABL Representative shall, within ten Business Days thereafter, notify such Term Loan Representative in writing as to whether the ABL Representative desires to exercise access rights under this Agreement. In addition, if the ABL Representative, or any agent or representative of the ABL Representative, or any receiver, shall obtain possession or physical control of any of the Term Loan Priority Collateral in connection with an Enforcement Action, then the ABL Representative shall promptly notify the Designated Term Loan Representative that the ABL Representative is exercising its access rights under this Agreement and its rights under Section 3.4 under either circumstance. Upon delivery of such notice by the ABL Representative to the Designated Term Loan Representative, the parties shall confer in good faith to coordinate with respect to the ABL Representative’s exercise of such access rights, with such access rights to apply to any Real Property or Equipment constituting Term Loan Priority Collateral access to which is reasonably necessary to enable the ABL Representative during normal business hours to convert ABL Priority Collateral consisting of raw materials and work-in-process into saleable finished goods and/or to transport such ABL Priority Collateral to a point where such conversion can occur, to otherwise prepare ABL Priority Collateral for sale and/or to arrange or effect the sale of ABL Priority Collateral, all in accordance with the manner in which such matters are completed in the ordinary course of business. Consistent with the definition of “Access Period,” access rights will apply to differing parcels of Real Property or items of Equipment constituting Term Loan Priority Collateral at differing times, in which case, a differing Access Period will apply to each such parcel of Real Property and each such item of Equipment. During any pertinent Access Period, the ABL Representative and its agents, representatives and designees shall have an irrevocable, non-exclusive right to have access to, and a rent-free right to use, the relevant Real Property or Equipment constituting Term Loan Priority Collateral for the purposes described above.

(d)               The ABL Representative shall take proper and reasonable care under the circumstances of any Term Loan Priority Collateral that is used by the ABL Representative during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by any act or omission of the ABL Representative or its agents, representatives or designees and the ABL Representative shall comply with all applicable laws in all material respects in connection with its use or occupancy or possession of the ABL Priority Collateral. The ABL Representative shall (i) use the Term Loan Priority Collateral the subject of this Section 3.4 in accordance with applicable law in all material respects, (ii) use commercially reasonable efforts to insure or cause to be insured for damage to the Term Loan Priority Collateral for the benefit of the Term Loan Creditors (and deliver to the Designated Term Loan Representative evidence of such insurance), (iii) reimburse the Designated Term Loan Representative for any incremental additional amounts required to be paid in respect of increases in the cost of utilities, taxes, rent, repair, insurance (without duplication of insurance acquired pursuant to clause (ii) above) and other operating cost of such Term Loan Priority Collateral as a result of the use thereof by the ABL Representative that the Term Loan Representatives or Term Loan Creditors would not have had to pay or be responsible for but for the use thereof by the ABL Representative pursuant to its right hereunder during any such period of actual occupation, use or control, but only to the extent a Loan Party is not otherwise paying any such amounts and to leave such Term Loan Priority Collateral in substantially the same condition as it was at the commencement of such occupancy, use or control (ordinary wear and tear excepted), and (iv) indemnify and hold harmless the Term Loan Representatives and the other Term Loan Secured Parties for any injury or damage to Persons or property (ordinary wear-and-tear excepted) caused by the acts or omissions of Persons under its control; provided, however, that the ABL Representative and the ABL Secured Parties will not be liable for any diminution in the value of Term Loan Priority Collateral caused by the absence of the ABL Priority Collateral therefrom. The ABL Representative and the Term Loan Representatives shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Designated Term Loan Representative to show the Term Loan Priority Collateral to prospective purchasers and to ready the Term Loan Priority Collateral for sale. Consistent with the definition of the term “Access Period,” if any order or injunction is issued or stay is granted or is otherwise effective by operation of law that prohibits the ABL Representative from exercising any of its rights hereunder, then the Access Period granted to the ABL Representative under this Section 3.4 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 3.4. Nothing contained in this Agreement shall restrict the rights of any Term Loan Representative from selling, assigning or otherwise transferring any of the Term Loan Priority Collateral prior to the expiration of the Access Period so long as such Term Loan Representative uses commercially reasonable efforts to obtain from any such purchaser, assignee or transferee thereof an agreement to be bound by the provisions of this Section 3.4; provided further that, nothing contained herein is intended to grant in favor of the ABL Representative any rights greater than those of any Term Loan Representative, including all rights and restrictions and applicable time periods set forth in any applicable landlord waiver or other similar access agreements.

Section 3.5            No Additional Rights For the Loan Parties Hereunder. Except as provided in Section 3.6 hereof, if any ABL Secured Party or Term Loan Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, no Loan Party shall be entitled to use such violation as a defense to any action by any ABL Secured Party or Term Loan Secured Party, nor to assert such violation as a counterclaim or basis for set off or recoupment against any ABL Secured Party or Term Loan Secured Party.

Section 3.6            Actions Upon Breach. (a) If any ABL Secured Party or Term Loan Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Loan Party or the Common Collateral, such Loan Party, with the prior written consent of the ABL Representative or the Designated Term Loan Representative, as applicable, may interpose as a defense or dilatory plea the making of this Agreement, and any ABL Secured Party or Term Loan Secured Party, as applicable, may intervene and interpose such defense or plea in its or their name or in the name of such Loan Party.

(b)               Should any ABL Secured Party or Term Loan Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, any ABL Secured Party or Term Loan Secured Party (in its own name or in the name of the relevant Loan Party), as applicable, or the relevant Loan Party, may obtain relief against such ABL Secured Party or Term Loan Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the ABL Representative on behalf of each ABL Secured Party and each Term Loan Representative on behalf of each Term Loan Secured Party that it represents that (i) the ABL Secured Parties’ or Term Loan Secured Parties’, as applicable, damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Term Loan Secured Party or ABL Secured Party, as applicable, waives any defense that the Loan Parties and/or the Term Loan Secured Parties and/or ABL Secured Parties, as applicable, cannot demonstrate damage and/or be made whole by the awarding of damages.

Section 3.7            No Payment Subordination. Nothing in this Agreement shall prohibit the receipt by any Junior Secured Party of the required payments of interest, principal, premium and other amounts owed in respect of the Junior Obligations so long as such receipt is not the direct or indirect result of the exercise by any Junior Secured Party of rights or remedies as a secured creditor (including set-off and recoupment against the Collateral) or enforcement in contravention of this Agreement of any Lien held by any of them or as a result of any other violation by any Junior Secured Party of the express terms of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies any Senior Secured Party may have with respect to the Senior Collateral.

Section 4.    Application of Proceeds of Senior Collateral; Dispositions and Releases of Lien; Notices and Insurance.

Section 4.1            Application of Proceeds.

(a)               Application of Proceeds of Senior Collateral. Whether or not any Insolvency Proceeding has been commenced by or against any Loan Party and whether or not any default or event of default under the Senior Documents has occurred, each Senior Representative and Junior Representative hereby agrees that all Senior Collateral, and all Proceeds thereof, received by either of them in connection with the collection, sale or disposition of Senior Collateral from an Enforcement Action or other exercise of remedies or in any Insolvency Proceeding shall be applied, first, to the payment of all costs and expenses (including reasonable attorneys’ fees and expenses and court costs) of the Senior Representative in connection with such Enforcement Action,

second, to the payment of the Senior Obligations in accordance with the Senior Documents and, if applicable, the 1L/2L Intercreditor Agreement, the First Lien Term Loan Pari Passu Intercreditor Agreement and/or the Second Lien Term Loan Pari Passu Intercreditor Agreement until the Senior Obligations Payment Date, third, to the payment of the Junior Obligations in accordance with the Junior Documents and, if applicable, the 1L/2L Intercreditor Agreement, the First Lien Term Loan Pari Passu Intercreditor Agreement and/or the Second Lien Term Loan Pari Passu Intercreditor Agreement until the Junior Obligations Payment Date, and fourth, in respect of any remaining Common Collateral or Proceeds thereof, to the payment of any ABL Excess Amount, and fifth, the balance, if any, to the Loan Parties or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

(b)               Limited Obligation or Liability. In exercising remedies, whether as a secured creditor or otherwise, the Senior Representative shall have no obligation or liability to the Junior Representative or to any Junior Secured Party, regarding the adequacy of any Proceeds or for any action or omission, save and except solely for an action or omission that breaches the express obligations undertaken by each party under the terms of this Agreement.

(c)               Segregation of Collateral; Turnover. Until the occurrence of the Senior Obligations Payment Date, whether or not an Insolvency Proceeding has been commenced by or against any Loan Party, any Senior Collateral that may be received by any Junior Secured Party in violation of this Agreement or under the proviso to Section 3.2 shall be segregated and held in trust and promptly paid over to the Senior Representative, for the benefit of the Senior Secured Parties, in the same form as received, with any necessary endorsements, and each Junior Secured Party hereby authorizes the Senior Representative to make any such endorsements as agent for the Junior Representative (which authorization, being coupled with an interest, is irrevocable).

Section 4.2            Releases of Liens. If in connection with any sale or other disposition pursuant to any Enforcement Action or any other exercise of the Senior Representative’s remedies in respect of the Senior Lien on any Senior Collateral or if in connection with any release, sale or disposition of Senior Collateral permitted pursuant to the terms of the Senior Documents and the terms of the Junior Documents, in each case such sale, release or disposition results in the release of the Senior Lien on any Senior Collateral (other than release of the Senior Lien due to the occurrence of the Senior Obligations Payment Date), the Junior Lien on such Senior Collateral shall be automatically and unconditionally released with no further consent or action of any Person; provided, that each Junior Representative shall retain a Lien on the proceeds of any such Senior Collateral to the extent such proceeds are not applied in accordance with Section 4.1(a). Each Junior Representative shall, at the Loan Parties’ expense, promptly execute and deliver such release documents and instruments and shall take such further actions as the Senior Representative shall request to evidence any release of the Junior Lien described in this Section 4.2. The Junior Representative hereby appoints the Senior Representative and any officer or duly authorized person of the Senior Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Junior Representative and in the name of the Junior Representative or in the Senior Representative’s own name, from time to time, in the Senior Representative’s sole discretion, for the purposes of carrying out the terms of this Section 4.2, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this Section 4.2, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

Section 4.3            Certain Real Property Notices; Insurance. (a) [Reserved].

(b)               The Designated Term Loan Representative shall give the ABL Representative at least ten (10) Business Days’ notice prior to commencing any Enforcement Action against any Real Property owned by any Loan Party at which ABL Priority Collateral is stored or otherwise located or to dispossess any Loan Party from such Real Property.

(c)               Proceeds of Common Collateral include insurance proceeds and therefore the Lien Priority shall govern the ultimate disposition of casualty insurance proceeds. The ABL Representative shall be named as additional insured or lender loss payee, as applicable, with respect to all insurance policies relating to ABL Priority Collateral and each Term Loan Representative shall be named as additional insured or lender loss payee, as applicable, with respect to all insurance policies relating to Term Loan Priority Collateral. The ABL Representative shall have the sole and exclusive right, as against each Term Loan Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of ABL Priority Collateral. Each Term Loan Representative shall have the sole and exclusive right, as against the ABL Representative, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Term Loan Priority Collateral. All proceeds of such insurance shall be remitted to the ABL Representative or the relevant Term Loan Representative, as the case may be, and each of the relevant Term Loan Representative and ABL Representative shall cooperate (if necessary) in a reasonable manner in effecting the payment of insurance proceeds in accordance with Section 4.1.

Section 5.    Insolvency Proceedings.

Section 5.1            Enforceability. This Agreement shall be applicable as to Collateral and the Proceeds thereof in existence both before and after the commencement of any Insolvency Proceeding and any succeeding cases in respect thereof. The relative rights of the ABL Secured Parties and the Term Loan Secured Parties in or to any distributions from or in respect of any such Collateral or Proceeds thereof, shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement in any Insolvency Proceeding.

Section 5.2            DIP Financing Matters. (a) If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the ABL Obligations Payment Date, and if the ABL Representative or the other ABL Secured Parties desire to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the use of ABL Priority Collateral constituting cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party secured by all or a portion of the ABL Priority Collateral (any such financing, “ABL DIP Financing”), then each Term Loan Representative agrees, on behalf of itself and the other Term Loan Secured Parties that it represents, that each Term Loan Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such ABL DIP Financing and (ii) will subordinate (and will be deemed hereunder to have subordinated) the Term Loan Liens on any ABL Priority Collateral (A) to such ABL DIP Financing on the same terms as the ABL Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to the ABL Secured Parties and (C) to any “carve-out” for professional fees and customary fees and expenses agreed to by the ABL Representative or the other ABL Secured Parties and approved by the bankruptcy court, in each case so long as such ABL DIP Financing meets all of the applicable ABL DIP Financing Conditions. If such ABL DIP Financing meets all of the applicable ABL DIP Financing Conditions, each Term Loan Representative agrees, on behalf of itself and the other Term Loan Secured Parties that it represents that it shall not object to such ABL DIP Financing in its capacity as a secured creditor (but the foregoing does not restrict any Term Loan Representative from protecting its rights and claims as an unsecured creditor). In no event will any of the ABL Secured Parties seek to obtain a priming Lien on any of the Term Loan Priority Collateral and nothing contained herein shall be deemed to be a consent by any Term Loan Secured Parties to any adequate protection payments using Term Loan Priority Collateral.

(b)               If any Loan Party becomes subject to any Insolvency Proceeding in the United States at any time prior to the Term Loan Obligations Payment Date, and if any Term Loan Representative or the other Term Loan Secured Parties desire to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the use of Term Loan Priority Collateral constituting cash collateral under the Bankruptcy Code or to provide financing to any Loan Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Loan Party by any third party secured by all or a portion of the Term Loan Priority Collateral (any such financing, “Term Loan DIP Financing”), then the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that each ABL Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such Term Loan DIP Financing and (ii) will subordinate (and will be deemed hereunder to have subordinated) the ABL Liens on any Term Loan Priority Collateral (A) to such Term Loan DIP Financing on the same terms as the Term Loan Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (B) to any adequate protection provided to the Term Loan Secured Parties and (C) to any “carve-out” for professional fees and customary fees and expenses agreed to by the Term Loan Representative or the other Term Loan Secured Parties and approved by the bankruptcy court, in each case so long as such Term Loan DIP Financing meets all of the applicable Term Loan DIP Financing Conditions. If such Term Loan DIP Financing meets all of the applicable Term Loan DIP Financing Conditions, the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties that it shall not object to such ABL DIP Financing in its capacity as a secured creditor (but the foregoing does not restrict the ABL Representative from protecting its rights and claims as an unsecured creditor). In no event will any of the Term Loan Secured Parties seek to obtain a priming Lien on any of the ABL Priority Collateral, and nothing contained herein shall be deemed to be a consent by the ABL Secured Parties to any adequate protection payments using ABL Priority Collateral.

(c)               All Liens granted to any Term Loan Representative or the ABL Representative in any Insolvency Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the Lien Priority and the other terms and conditions of this Agreement.

Section 5.3            Relief From the Automatic Stay. Until the ABL Obligations Payment Date, each Term Loan Representative agrees, on behalf of itself and the other Term Loan Secured Parties that it represents, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any ABL Priority Collateral, without the prior written consent of the ABL Representative; provided that, if the ABL Secured Parties have obtained such relief, then the Term Loan Secured Parties may also seek such relief, it being understood and agreed that the Term Loan Secured Parties may not take any actions which are otherwise prohibited under this Agreement. Until the Term Loan Obligations Payment Date, the ABL Representative agrees, on behalf of itself and the other ABL Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Term Loan Priority Collateral, without the prior written consent of the Designated Term Loan Representative; provided that, if the Term Loan Secured Parties have obtained such relief, then the ABL Secured Parties may also seek such relief, it being understood and agreed that the ABL Secured Parties may not take any actions which are otherwise prohibited under this Agreement. In addition, no Term Loan Representative nor the ABL Representative shall seek any relief from the automatic stay with respect to any Common Collateral without providing ten (10) Business Days’ prior written notice to the other, unless otherwise agreed by both the ABL Representative and the Designated Term Loan Representative.

Section 5.4            No Contest. The Junior Representative, on behalf of itself and the Junior Secured Parties, agrees that, prior to the Senior Obligations Payment Date, none of them shall contest (or support any other Person contesting) (a) any request by the Senior Representative or any Senior Secured Party for adequate protection of its interest in the Senior Collateral (unless in contravention of Section 5.2(a) or 5.2(b), as applicable), or (b) any objection by the Senior Representative or any Senior Secured Party to any motion, relief, action, or proceeding based on a claim by the Senior Representative or any Senior Secured Party that its interests in the Senior Collateral (unless in contravention of Section 5.2(a) or 5.2(b), as applicable) are not adequately protected (or any other similar request under any law applicable to an Insolvency Proceeding), so long as any Liens granted to the Senior Representative as adequate protection of its interests are subject to this Agreement.

Section 5.5            Avoidance Issues. If any Senior Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Loan Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the Senior Obligations shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Junior Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

Section 5.6            Asset Dispositions in an Insolvency Proceeding. Neither the Junior Representative nor any other Junior Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any Senior Collateral that is supported by the Senior Secured Parties, and the Junior Representative and each other Junior Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Senior Collateral supported by the Senior Secured Parties and to have released their Liens on such assets so long as the rights of the Junior Secured Parties under Section 363(k) of the Bankruptcy Code are not impaired (it being understood that the cash proceeds of any credit bid shall cause the Senior Obligations Payment Date to occur upon the closing of such credit bid) and the proceeds of such sale are applied in accordance with Section 4.1; provided that this Section 5.6 shall not apply to any case of a sale or disposition of Real Property unless the ABL Representative has received at least ten (10) Business Days’ prior notice of the consummation of any such sale.

Section 5.7            Other Matters. To the extent that the Senior Representative or any Senior Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Junior Collateral, the Senior Representative agrees, on behalf of itself and the other Senior Secured Parties, not to assert any of such rights without the prior written consent of the Junior Representative; provided, that if requested by the Junior Representative, the Senior Representative shall timely exercise such rights in the manner requested by the Junior Representative, including any rights to payments in respect of such rights.

Section 5.8            Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency Proceeding.

Section 5.9            Rights as Unsecured Creditors. Except as expressly provided in this Agreement, nothing contained herein shall affect the rights or claims of any Representative or any Secured Party as an unsecured creditor in any Insolvency Proceeding, and the Representatives and the Secured Parties shall retain all such rights and claims.

Section 6.    Term Loan Documents and ABL Documents.

(a)               Each Loan Party and the First Lien Term Loan Representative, on behalf of itself and the First Lien Term Loan Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Lien Term Loan Documents inconsistent with or in violation of this Agreement without the prior written consent of the ABL Representative.

(b)               Each Loan Party and the Second Lien Term Loan Representative, on behalf of itself and the Second Lien Term Loan Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Lien Term Loan Documents inconsistent with or in violation of this Agreement without the prior written consent of the ABL Representative.

(c)               Each Loan Party and the ABL Representative, on behalf of itself and the ABL Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the ABL Documents inconsistent with or in violation of this Agreement without the prior written consent of each Term Loan Representative.

(d)               In the event the Senior Representative enters into any amendment, waiver or consent in respect of any of the Senior Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Senior Security Document or changing in any manner the rights of any parties thereunder, in each case solely with respect to any Senior Collateral, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Security Document without the consent of or action by any Junior Secured Party (with all such amendments, waivers and modifications subject to the terms hereof); provided that, (i) no such amendment, waiver or consent shall have the effect of removing assets subject to the Lien of any Junior Security Document, except to the extent that a release of such Lien is permitted by Section 4.2, (ii) no such amendment, waiver or consent with respect to any provision applicable to the Junior Representative under the Junior Documents shall be made without the prior written consent of the Junior Representative and (iii) notice of such amendment, waiver or consent shall be given to the Junior Representative no later than 30 days after its effectiveness, provided that the failure to give such notice shall not affect the effectiveness and validity thereof.

Section 7.    Purchase Option.

Section 7.1            Notice of Exercise. Following the occurrence of (a) a Payment Default under the ABL Documents that remains uncured or unwaived for a period of at least fifteen (15) Business Days, (b) the occurrence of a Bankruptcy Event, (c) acceleration of the ABL Obligations or the exercise of remedies under the ABL Documents, (d) the ABL Representative shall have commenced, or shall have notified the Designated Term Loan Representative that it intends to commence, an Enforcement Action against a material portion of the Senior Collateral, or (e) the revolving loan commitment under the ABL Agreement has been suspended for a period of more than five (5) consecutive Business Days during which the Loan Parties have requested additional advances thereunder, the ABL Creditors will offer the First Lien Term Loan Creditors the option to purchase, and/or the First Lien Term Loan Creditors, acting as a single group, shall have the right to elect to purchase, all (but not less than all) of the ABL Obligations from the ABL Secured Parties. For the avoidance of doubt, the sole consequence of a failure by the ABL Creditors to send such notice to the First Lien Term Loan Creditors following the occurrence of any such event will be that the ten (10) Business Day period set forth in Section 7.2 shall not commence until such notice has been received by the Designated Term Loan Representative.

Section 7.2            Purchase and Sale. If the purchase is being effected through an offer by the ABL Creditors, the First Lien Term Loan Creditors shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof by the Designated Term Loan Representative and the parties shall endeavor to close promptly thereafter. If the First Lien Term Loan Creditors reject such offer (or do not so irrevocably accept such offer within the required timeframe), the ABL Creditors shall have no further obligations pursuant to this Section 7.2 and may take any further actions in their sole discretion in accordance with the ABL Loan Documents and this Agreement. The purchase pursuant to this Section shall be exercised pursuant to documentation mutually acceptable to each of the ABL Representative and the First Lien Term Loan Representative; provided that, the ABL Representative and the other ABL Secured Parties shall retain all rights to be indemnified or held harmless by the Loan Parties in accordance with the terms of the ABL Documents but shall not retain any rights to the security therefor. Each Loan Party hereby consents to any assignment effected to one or more First Lien Term Loan Creditors pursuant to this Section 7.

Section 7.3            Payment of Purchase Price. Upon the date of such purchase and sale, the relevant First Lien Term Loan Creditors shall (a) pay to the ABL Representative for the benefit of the ABL Creditors as the purchase price therefor the full amount of all the ABL Obligations then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses but specifically excluding any prepayment premium, make-whole, termination or similar fees), (b) furnish cash collateral to the ABL Representative in a manner and in such amounts as the ABL Representative determines is reasonably necessary to secure the ABL Representative, the ABL Secured Parties, letter of credit issuing banks and applicable affiliates in connection with any issued and outstanding letters of credit, Hedge Obligations and Banking Services Obligations secured by the ABL Documents, (c) agree to reimburse the ABL Representative, the ABL Secured Parties and letter of credit issuing banks for any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) in connection with any commissions, fees, costs or expenses related to any issued and outstanding letters of credit as described above and any checks or other payments provisionally credited to the ABL Obligations, and/or as to which the ABL Representative has not yet received final payment, (d) agree to reimburse the ABL Secured Parties and letter of credit issuing banks, in respect of indemnification obligations of the Loan Parties under the ABL Documents as to matters or circumstances known to the ABL Representative at the time of the purchase and sale which would reasonably be expected to result in any loss, cost, damage or expense (including reasonable attorneys’ fees and legal expenses) to the ABL Secured Parties or letter of credit issuing banks, as applicable, and (e) agree to indemnify and hold harmless the ABL Secured Parties and letter of credit issuing banks, from and against any loss, liability, claim, damage or expense (including reasonable fees and expenses of legal counsel) arising out of any claim asserted by a third party in respect of the ABL Obligations as a direct result of any acts by any First Lien Term Loan Secured Party occurring after the date of such purchase. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account in New York, New York as the ABL Representative may designate in writing for such purpose.

Section 7.4            Limitation on Representations and Warranties. Such purchase shall be expressly made without representation or warranty of any kind by any selling party (or the ABL Representative) and without recourse of any kind, except that the selling party shall represent and warrant: (a) the amount of the ABL Obligations being purchased from it, (b) that such ABL Secured Party owns the ABL Obligations, free and clear of any Liens or encumbrances and (c) that such ABL Secured Party has the right to assign such ABL Obligations and the assignment is duly authorized.

Section 8.    Reliance; Waivers; Designation of Hedge/Banking Services Obligations; etc.

Section 8.1            Reliance. The ABL Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each Term Loan Representative, on behalf of it itself and the other Term Loan Secured Parties that it represents, expressly waives all notice of the acceptance of and reliance on this Agreement by the ABL Representative and the other ABL Secured Parties. The Term Loan Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The ABL Representative, on behalf of itself and the other ABL Secured Parties, expressly waives all notices of the acceptance of and reliance on this Agreement by any Term Loan Representative and the other Term Loan Secured Parties.

Section 8.2            No Warranties or Liability. Each Term Loan Representative and the ABL Representative acknowledges and agrees that none of them has made any representation or warranty with respect to the execution, validity, legality, completeness, collectability or enforceability of any other ABL Document or any other Term Loan Document. Except as otherwise provided in this Agreement, each Term Loan Representative and the ABL Representative will be entitled to manage and supervise the respective extensions of credit to any Loan Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

Section 8.3            No Waivers. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Loan Party with the terms and conditions of any of the ABL Documents or the Term Loan Documents.

Section 8.4            Designation of Hedge/Banking Services Obligations. With respect to any Hedge Obligations that would otherwise constitute both ABL Obligations and First Lien Term Loan Obligations hereunder, such Hedge Obligations shall solely constitute ABL Obligations for all purposes of this Agreement unless at the time that the applicable Loan Party enters into the related agreement giving rise to the Hedge Obligations, the Company shall designate the related Hedge Obligations hereunder as First Lien Term Loan Obligations in a written designation to the related swap counterparty with a copy to each Representative in which case such Hedge Obligations shall solely constitute First Lien Term Loan Obligations for all purposes of this Agreement. With respect to any Banking Services Obligations that would otherwise constitute both ABL Obligations and First Lien Term Loan Obligations hereunder, such Banking Services Obligations shall solely constitute ABL Obligations for all purposes of this Agreement unless at the time that the applicable Loan Party enters into the related agreement giving rise to the Banking Services Obligations, the Company shall designate the related Banking Services Obligations hereunder as First Lien Term Loan Obligations in a written designation to the related provider of Banking Services Obligations with a copy to each Representative in which case such Banking Services Obligations shall solely constitute First Lien Term Loan Obligations for all purposes of this Agreement.

Section 9.    Obligations Unconditional.

For so long as this Agreement is in full force and effect, all rights, interests, agreements and obligations hereunder of the Senior Representative and the Senior Secured Parties in respect of any Collateral and the Junior Representative and the Junior Secured Parties in respect of such Collateral shall remain in full force and effect regardless of:

(a)               any lack of validity or enforceability of any Senior Document or any Junior Document and regardless of whether the Liens of the Senior Representative and Senior Secured Parties are not perfected or are voidable for any reason;

(b)               any change in the time, manner or place of payment of, or in any other terms of, all or any of the Senior Obligations or Junior Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Senior Document or any Junior Document;

(c)               any exchange, release or lack of perfection of any Lien on any Collateral or any other asset, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or Junior Obligations or any guarantee thereof;

(d)               the commencement of any Insolvency Proceeding in respect of any Loan Party; or

(e)               any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Loan Party in respect of any Secured Obligation or of any Junior Secured Party in respect of this Agreement.

Section 10.                        Miscellaneous.

Section 10.1        Rights of Subrogation. Each Term Loan Representative, for and on behalf of itself and the Term Loan Secured Parties that it represents, agrees that no payment to the ABL Representative or any ABL Secured Party pursuant to the provisions of this Agreement shall entitle any Term Loan Representative or any Term Loan Secured Party to exercise any rights of subrogation in respect thereof until the ABL Obligations Payment Date. Following the ABL Obligations Payment Date, the ABL Representative agrees to execute such documents, agreements, and instruments as any Term Loan Representative or any Term Loan Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the ABL Obligations resulting from payments to the ABL Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by the ABL Representative are paid by such Person upon request for payment thereof. The ABL Representative, for and on behalf of itself and the ABL Secured Parties, agrees that no payment to any Term Loan Representative or any Term Loan Secured Party pursuant to the provisions of this Agreement shall entitle the ABL Representative or any ABL Secured Party to exercise any rights of subrogation in respect thereof until the Term Loan Obligations Payment Date. Following the Term Loan Obligations Payment Date, each Term Loan Representative agrees to execute such documents, agreements, and instruments as the ABL Representative or any ABL Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the relevant Term Loan Obligations resulting from payments to such Term Loan Representative by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Term Loan Representative are paid by such Person upon request for payment thereof.

Section 10.2        Further Assurances. Each Term Loan Representative and the ABL Representative will, at its own expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the other parties may reasonably request, in order to protect any right or interest granted or purported to be granted hereby or to enable the ABL Representative or any Term Loan Representative to exercise and enforce its rights and remedies hereunder; provided, however, that no party shall be required to pay over any payment or distribution, execute any instruments or documents, or take any other action referred to in this Section 10.2, to the extent that such action would contravene any law, order or other legal requirement or any of the terms or provisions of this Agreement, and in the event of a controversy or dispute, such party may interplead any payment or distribution in any court of competent jurisdiction, without further responsibility in respect of such payment or distribution under this Section 10.2.

Section 10.3        Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any ABL Document or any Term Loan Document, the provisions of this Agreement shall govern.

Section 10.4        Continuing Nature of Provisions. Subject to Section 5.5, this Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the earlier of (i) the ABL Obligations Payment Date and no ABL Excess Amount remains outstanding and (ii) the Term Loan Obligations Payment Date. This is a continuing agreement and the ABL Secured Parties and the Term Loan Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, any Loan Party on the faith hereof.

Section 10.5        Amendments; Additional Debt; Waivers. (a) No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by the ABL Representative and the Term Loan Representatives. Each Loan Party agrees that this Agreement may be amended or modified by the ABL Representative and the Term Loan Representatives without notice to, or the consent of, any Loan Party, provided no Loan Party shall be bound by any such amendment or modification that directly and adversely affects the rights or duties of any Loan Party in any material respect without such Loan Party’s consent.

(b)               Notwithstanding the foregoing, without the consent of any Term Loan Secured Party or any ABL Secured Party or any other party hereto, any Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 10.5(c) and upon such execution and delivery, such Representative and Additional Term Loan Secured Parties and Additional Term Loan Obligations of the Series for which such Representative is acting, and each of the respective Obligations owing to them shall, respectively, be subject to the terms hereof.

(c)               To the extent, but only to the extent, permitted by the provisions of the ABL Documents and each of the Term Loan Documents, then extant, the Loan Parties may incur or issue and sell one or more series or classes of Indebtedness under credit agreements, debt facilities, indentures and/or commercial paper facilities after the date hereof (“Additional Debt”) that the Company designates as Additional First Lien Term Loan Debt or Additional Second Lien Term Loan Debt, as applicable. In order to so designate any such Indebtedness as Additional First Lien Term Loan Debt or Additional Second Lien Term Loan Debt, as applicable, such Indebtedness must satisfy the requirements of the definition of Additional Term Loan Debt, and the Company must deliver to each Representative a designation in substantially the form of Annex I hereto. Additionally the Representative in respect of such Additional Term Loan Debt shall have executed and delivered to each other Representative a Joinder Agreement in substantially the form of Annex II hereto whereby such new Representative agrees to be bound by the terms of this Agreement and represents and warrants that the Additional Term Loan Documents, as applicable, provide that the Term Loan Secured Parties thereunder will be subject to and bound by the provisions of this Agreement as First Lien Term Loan Obligations or Second Lien Term Loan Obligations, as the case may be.

Section 10.6        Information Concerning Financial Condition of the Loan Parties. Each Term Loan Representative and the ABL Representative hereby assumes responsibility for keeping itself informed of the financial condition of the Loan Parties and all other circumstances bearing upon the risk of nonpayment of the ABL Obligations or the Term Loan Obligations. Each Term Loan Representative and the ABL Representative hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances (except as otherwise provided in the ABL Documents and Term Loan Documents). In the event any Term Loan Representative or the ABL Representative, in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (a) to provide any such information to such other party or any other party on any subsequent occasion, (b) to undertake any investigation not a part of its regular business routine, or (c) to disclose any other information.

Section 10.7        Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTION.

Section 10.8        Submission to Jurisdiction; JURY TRIAL WAIVER. (a) Each ABL Secured Party, each Term Loan Secured Party and each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each such party hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each such party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any ABL Secured Party or Term Loan Secured Party may otherwise have to bring any action or proceeding against any Loan Party or its properties in the courts of any jurisdiction.

(b)               Each ABL Secured Party, each Term Loan Secured Party and each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so (i) any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (a) of this Section and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding.

(c)               Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.9. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

(d)               EACH PARTY HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 10.9        Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 10.9) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

Section 10.10    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the ABL Secured Parties and Term Loan Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral.

Section 10.11    Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 10.12    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 10.13    Other Remedies. For avoidance of doubt, it is understood that nothing in this Agreement shall prevent any ABL Secured Party or any Term Loan Secured Party from exercising any available remedy to accelerate the maturity of any indebtedness or other obligations owing under the ABL Documents or the Term Loan Documents, as applicable, or to demand payment under any guarantee in respect thereof.

Section 10.14    Counterparts; Integration; Effectiveness; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such Ancillary Document, as applicable. This Agreement shall become effective when it shall have been executed by each party hereto. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the ABL Representative, the First Lien Term Loan Representative or the Second Lien Term Loan Representative to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the ABL Representative has agreed to accept any Electronic Signature, the ABL Representative shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the First Lien Term Loan Representative, the Second Lien Term Loan Representative or any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, (b) to the extent the First Lien Term Loan Representative has agreed to accept any Electronic Signature, the First Lien Term Loan Representative shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the ABL Representative, the Second Lien Term Loan Representative or any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, (c) to the extent the Second Lien Term Loan Representative has agreed to accept any Electronic Signature, the Second Lien Term Loan Representative shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the ABL Representative, the First Lien Term Loan Representative or any Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature, and (d) upon the request of the ABL Representative, the First Lien Term Loan Representative or the Second Lien Term Loan Representative, as applicable, any Electronic Signature shall be promptly followed by a manually executed counterpart. Without limiting the generality of the foregoing, the ABL Representative, the First Lien Term Loan Representative, the Second Lien Term Loan Representative and each Loan Party hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among any of the parties hereto, Electronic Signatures transmitted by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original, (ii) the ABL Representative, the First Lien Term Loan Representative or the Second Lien Term Loan Representative may, at its option, create one or more copies of this Agreement and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of its business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record), (iii) waives any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or such Ancillary Document based solely on the lack of paper original copies of this Agreement and/or such Ancillary Document, respectively, including with respect to any signature pages thereto and (iv) waives any claim against the ABL Representative, the First Lien Term Loan Representative, the Second Lien Term Loan Representative or any of their respective Related Parties for any losses, claims (including intraparty claims), demands, damages or liabilities of any kind arising solely from, as applicable, the ABL Representative’s, the First Lien Term Loan Representative’s or the Second Lien Term Loan Representative’s reliance on or use of Electronic Signatures and/or transmission by facsimile, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page, including any such liabilities arising as a result of the failure of the ABL Representative, the First Lien Term Loan Representative, the Second Lien Term Loan Representative or any Loan Party, as applicable, to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature.

Section 10.15    Additional Loan Parties. The Company shall cause each Person that becomes a Loan Party after the date hereof to become a party to this Agreement by execution and delivery by such Person of a Joinder Agreement in the form of Annex III hereto.

Section 10.16    No Consequential Damages. Neither the ABL Representative nor any Term Loan Representative shall be liable for any indirect, special or consequential damages (including, but not limited to, lost profits) whatsoever, even if it has been informed of the likelihood thereof and regardless of the form or action.

Section 10.17    Collateral Due Diligence. Subject to receipt of a non-reliance letter in favor of the applicable Representative and its affiliates, each Representative shall promptly provide to the other Representative copies of all Collateral Due Diligence with respect to the Loan Parties or the Common Collateral that are prepared by third parties (but excluding internal credit files, attorney-client work product, information and reports prepared by financial advisors or turnaround consultants, and documents and information prepared in anticipation of litigation or in connection with an Insolvency Proceeding); provided, that the recipient Representative shall be responsible for arranging disclosure and reliance with the third party provider. The failure of any Representative to provide any Collateral Due Diligence shall not (i) affect the relative priorities of any Representative’s Liens as provided herein or the validity or effectiveness of any notices or demands as against any Loan Party, (ii) impair the effectiveness of this Agreement, or (iii) give rise to any claim or cause of action or liability by any Representative or Secured Party against any other Representative, Secured Party or any third person preparing such appraisals, examinations or reports. Each Representative, for itself and on behalf of its respective Secured Parties, acknowledges and agrees that the preparation of such Collateral Due Diligence may be subject to the cooperation of the Loan Parties and neither the other Representatives, such other Representatives’ respective Secured Parties nor any of their respective agents, consultants, advisors, counsel or employees makes any representations or warranties whatsoever with respect to the Collateral Due Diligence of any kind, nature, or description, including, without limitation, any representation as to the completeness or accuracy of the Collateral Due Diligence, either at the time that the Collateral Due Diligence was prepared or at the present time and such information is provided for informational purposes only, and may not be relied upon by such other Representatives, such other Secured Parties or any other party, in any manner whatsoever. Each Representative, for itself and on behalf of its respective Secured Parties, further acknowledges and agrees that the Collateral Due Diligence shall not give rise to any claim or cause of action or liability against, and shall be provided without recourse to, the other Representative, such other Representative’s respective Secured Parties or any agent, consultant, advisor, counsel or employees thereof. Each Representative, for itself and on behalf of its respective Secured Parties, agrees that it shall use such Collateral Due Diligence only in connection with its administration under the applicable Senior Documents or Junior Documents. Each Term Loan Representative, on behalf of the Term Loan Secured Parties that it represents, hereby agrees that the granting of access by the ABL Representative to IntraLinks or another similar secure, encrypted and password-protected electronic system customarily used for distribution of such Collateral Due Diligence to ABL Creditors shall satisfy the ABL Representative’s obligations under this Section 10.17 (to the extent Collateral Due Diligence is made available therein). The Loan Parties irrevocably, by their execution of the acknowledgment hereto, authorize each Representative to provide the other Representatives with copies of any Collateral Due Diligence.

Section 10.18    Badcock and Badcock Assets. Notwithstanding anything herein to the contrary, each of the parties hereto hereby acknowledges and agrees that:

(a)               prior to the BDK Joinder Date, (i) no ABL Creditor will have any rights or claims in or to any BDK Assets, (ii) Badcock has not and will not provide a guarantee in favor of any ABL Creditor in respect of the ABL Obligations, (iii) Badcock has not and will not grant, pledge or otherwise provide a Lien on any BDK Assets in favor of any ABL Creditor (nor will any ABL Creditor accept any such Lien) and any such grant, pledge or other action shall be null and void and without effect unless otherwise consented to in writing by each Term Loan Representative and (iv) the BDK Assets shall not be subject to the terms and provisions of this Agreement other than as it relates to this Section 10.18 and other similar provisions in this Agreement that reference Badcock and the BDK Assets for purposes of effecting the matters contained in this Section 10.18;

(b)               the Term Loan Creditors have been granted a Lien on certain of the BDK Assets to secure the Term Loan Obligations of such Term Loan Creditors, which Liens, prior to the BDK Joinder Date, are not subject to this Agreement (other than to the extent described in the foregoing clause (a));

(c)               Badcock has provided a guarantee in favor of the Term Loan Creditors in respect of the Term Loan Obligations of such Term Loan Creditors and, prior to the BDK Joinder Date, the Term Loan Creditors shall be entitled to seek enforcement or to take any other action in respect of such guarantees without any restriction or condition otherwise imposed by this Agreement;

(d)               from and after the BDK Joinder Date, any Liens on the BDK Assets in favor of any ABL Creditor and/or Term Loan Creditor, and any guarantees by Badcock in favor of the ABL Creditors in respect of the ABL Obligations and the Term Loan Creditors in respect of the Term Loan Obligations of such Term Loan Creditors, as the case may be, shall be subject in all respects to the terms and provisions of this Agreement with the relative priorities and rights and obligations described herein.

Section 10.19    Amendment and Restatement. The Original Intercreditor Agreement is hereby amended and restated, and superseded, in its entirety by this Agreement, which has been executed in renewal, amendment, restatement and modification of, but not in extinguishment of, the obligations under the Original Intercreditor Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

JPMORGAN CHASE BANK, N.A.,
as ABL Representative for and on behalf of the ABL Secured Parties

By: /s/ James A. Knight

Name: James A. Knight

Title: Authorized Officer

Address for Notices:

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 23

New York, New York 10179

Attn: James Knight, Franchise Group Credit Officer

Facsimile: (917) 464-7000

Email: james.a.knight@jpmorgan.com

with a copy, which shall not constitute notice, to:

Latham & Watkins LLP,

330 N Wabash Ave

Suite 2800

Chicago IL, 60611

Attention: Zulf Bokhari
Email: zulf.bokhari@lw.com

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]

JPMORGAN CHASE BANK, N.A.,
as Initial First Lien Term Loan Representative for and on behalf of the Initial First Lien Term Loan Secured Parties

By: /s/ James A. Knight

Name: James A. Knight

Title: Executive Director

Address for Notices:

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 23

New York, New York 10179

Attn: James Knight, Franchise Group Credit Officer

Facsimile: (917) 464-7000

Email: james.a.knight@jpmorgan.com

with a copy, which shall not constitute notice, to:

Latham & Watkins LLP,

355 South Grand Avenue, Suite 100

Los Angeles, CA 90071-1560

Attention: Jason Bosworth
Email: jason.bosworth@lw.com

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]

ALTER DOMUS (US) LLC,
solely in its capacity as Initial Second Lien Term Loan Representative for and on behalf of the Initial Second Lien Term Loan Secured Parties and not in its individual capacity

By: /s/ Matthew Trybula

Name: Matthew Trybula

Title: Associate Counsel

Address for Notices:

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department and Rick Ledenbach

Email: legal@alterdomus.com and rick.ledenbach@alterdomus.com

With a copy (which shall not constitute notice) to:

150 N. Riverside Plaza, Suite 2700

Chicago, Illinois 60606

Attention: Joshua M. Spencer

Email: joshua.spencer@hklaw.com

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]

JPMORGAN CHASE BANK, N.A.,
as BDK First Lien Term Loan Representative for and on behalf of the BDK First Lien Term Loan Secured Parties

By: /s/ James A. Knight

Name: James A. Knight

Title: Executive Director

Address for Notices:

JPMorgan Chase Bank, N.A.
383 Madison Ave, Floor 23

New York, New York 10179

Attn: James Knight, Franchise Group Credit Officer

Facsimile: (917) 464-7000

Email: james.a.knight@jpmorgan.com

with a copy, which shall not constitute notice, to:

Latham & Watkins LLP,

355 South Grand Avenue, Suite 100

Los Angeles, CA 90071-1560

Attention: Jason Bosworth
Email: jason.bosworth@lw.com

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]

ALTER DOMUS (US) LLC,
solely in its capacity as BDK Second Lien Term Loan Representative for and on behalf of the BDK Second Lien Term Loan Secured Parties and not in its individual capacity

By: /s/ Winnalynn N. Kantaris

Name: Winnalynn N. Kantaris

Title: Associate General Counsel

Address for Notices:

225 W. Washington Street, 9th Floor

Chicago, Illinois 60606

Attention: Legal Department and Rick Ledenbach

Email: legal@alterdomus.com and rick.ledenbach@alterdomus.com

With a copy (which shall not constitute notice) to:

150 N. Riverside Plaza, Suite 2700

Chicago, Illinois 60606

Attention: Joshua M. Spencer

Email: joshua.spencer@hklaw.com

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]

LOAN PARTIES:

AMERICAN FREIGHT MANAGEMENT COMPANY, LLC

AMERICAN FREIGHT GROUP, LLC

AMERICAN FREIGHT HOLDINGS, LLC

AMERICAN FREIGHT, LLC

FRANCHISE GROUP ACQUISITION TM, LLC

FRANCHISE GROUP INTERMEDIATE B, LLC

FRANCHISE GROUP INTERMEDIATE HOLDCO, LLC

FRANCHISE GROUP INTERMEDIATE PSP, LLC

FRANCHISE GROUP INTERMEDIATE S, LLC

FRANCHISE GROUP INTERMEDIATE V, LLC

FRANCHISE GROUP NEW HOLDCO, LLC

FRANCHISE GROUP NEWCO INTERMEDIATE AF, LLC

FRANCHISE GROUP NEWCO PSP, LLC

FRANCHISE GROUP NEWCO S, LLC

FRANCHISE GROUP NEWCO V, LLC

FRANCHISE GROUP, INC.

VALOR ACQUISITION, LLC

FRANCHISE GROUP INTERMEDIATE SL, LLC,

FRANCHISE GROUP NEWCO SL, LLC

FRANCHISE GROUP INTERMEDIATE BHF, LLC

FRANCHISE GROUP NEWCO BHF, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: President and Chief Executive Officer

VITAMIN SHOPPE INDUSTRIES LLC

VITAMIN SHOPPE FRANCHISING, LLC

By: /s/ Laura Coffey

Name: Laura Coffey

Title: Chief Financial Officer

VITAMIN SHOPPE MARINER, LLC

VITAMIN SHOPPE GLOBAL, LLC

VITAMIN SHOP FLORIDA, LLC

VITAMIN SHOPPE PROCUREMENT SERVICES, LLC

BETANCOURT SPORTS NUTRITION, LLC

By: VITAMIN SHOPPE INDUSTRIES LLC, the sole member

By: /s/ Laura Coffey

Name: Laura Coffey

Title: Chief Financial Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]

AMERICAN FREIGHT OUTLET STORES, LLC

OUTLET MERCHANDISE, LLC

By: /s/ Will Powell

Name: Will Powell

Title: President

AMERICAN FREIGHT FRANCHISING, LLC

AMERICAN FREIGHT FRANCHISOR, LLC

AMERICAN FREIGHT FFO, LLC

By: /s/ Will Powell

Name: Will Powell

Title: Chief Executive Officer and President

BUDDY'S NEWCO, LLC

BUDDY'S FRANCHISING AND LICENSING LLC

By: /s/ Michael Bennett

Name: Michael Bennett

Title: Chief Executive Officer

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]

PET SUPPLIES “PLUS”, LLC

PSP MIDCO, LLC

PSP SERVICE NEWCO, LLC

PSP STORES, LLC

PSP SUBCO, LLC

PSP GROUP, LLC

PSP FRANCHISING, LLC

PSP DISTRIBUTION, LLC

EDUCATE CORPORATE CENTERS HOLDINGS, LLC

EDUCATE DIGITAL, LLC

EDUCATE OPERATING COMPANY, LLC

EDUCATE, INC.

LEARNING PARTNERSHIPS, LLC

LEARNING SYSTEM OF THE FUTURE, LLC

MARYLAND LEARNING CENTERS, LLC

OMEGA LEARNING CENTERS, LLC

SYLVAN IN-HOME, LLC

SYLVAN LEARNING CENTERS, LLC

SYLVAN LEARNING, LLC

By: /s/ Brian Kahn

Name: Brian Kahn

Title: Vice President

W.S. BADCOCK CORPORATION

By: /s/ Brian Kahn

Name: Brian Kahn

Title: Senior Vice President

[SIGNATURE PAGE TO AMENDED AND RESTATED ABL-TERM INTERCREDITOR AGREEMENT – FRG]